SCHEDULE 14A
                     Information Required in Proxy Statement

                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant                              [X]
Filed by a Party other than the Registrant           [_]

Check the appropriate box:
[_]  Preliminary Proxy Statement
[_]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                             CONCORD VENTURES, INC.
 -------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                      None
 -------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     1) Title of each class of securities to which transaction applies:
     2) Aggregate number of securities to which transaction applies:
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     4) Proposed maximum aggregate value of transaction:
     5) Total fee paid:
[_]  Fee paid previously with preliminary materials.
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
     2) Form, Schedule or Registration Statement No.:
     3) Filing Party:
     4) Date Filed:

                             Concord Ventures, Inc.
                         2460 W. 26th Ave., Suite 380-C
                                Denver, CO 80211
                                 (303) 380-8280


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the shareholders of Concord Ventures, Inc.:

         An annual Meeting of Shareholders of Concord Ventures, Inc. (the "Company") will be held at the law offices of Michael A. Littman, 7609 Ralston Road, Arvada, CO 80002 at 10:00 a.m., Mountain Time on April 29, 2008 in order:

         1. To elect three persons to the Board of Directors for the ensuing year;

         2. To consider and act upon a proposal to authorize the Company to re-incorporate in the State of Delaware and with a concurrent name change to CCVG, because Concord Ventures, Inc. is not available in Delaware;

         3. To authorize a reverse split of the common stock issued and outstand -ing on an up to one new share for three old shares basis. (Requires an amendment to the Articles of Incorporation);

         4. To authorize a change in the name of The Company to a new name to be chosen in the discretion of the Board of Directors (Requires an amendment to the Articles of Incorporation); and

         5. To ratify the appointment of our auditors, Larry O'Donnell, CPA, PC.

         All shareholders are invited to attend the meeting. Shareholders of record at the close of business on April 4, 2008, the Record Date, fixed by the Board of Directors, are entitled to notice of and to vote at the meeting. A complete list of shareholders entitled to notice of and to vote at the meeting will be open for examination by shareholders beginning 10 days prior to the meeting for any purpose germane to the meeting during normal business hours at the Law Offices of Michael A. Littman, 7609 Ralston Road, Arvada, CO 80002.

         The Company's Annual Report to Stockholders for the year ended December 31, 2007 accompanies this Notice of Annual Meeting and Proxy Statement.

         All stockholders, whether or not they expect to attend the Meeting in person, are requested either to complete, date, sign, and return the enclosed form of proxy in the accompanying envelope or to record their proxy by other authorized means. The proxy may be revoked by the person executing the proxy by filing with the Secretary of the Company an instrument of revocation or duly executed proxy bearing a later date, or by electing to vote in person at the meeting.

         Whether or not you intend to be present at the meeting, please sign and date the enclosed proxy and return it in the enclosed envelope.

                                      By Order of the Board of Directors


                                      /s/ David J. Cutler
                                      David J. Cutler
                                      President and Chief Executive Officer
April 8, 2008

                             Concord Ventures, Inc.
                         2460 W. 26th Ave., Suite 380-C
                                Denver, CO 80211
                                 (303) 380-8280

                                 ---------------
                                 PROXY STATEMENT
                                 ---------------

        PROXIES ARE BEING SOLICITED BY THE COMPANY, AND YOU ARE REQUESTED
                      TO SUBMIT YOUR PROXY TO THE COMPANY.

Solicitation and Revocability of Proxy

         This proxy statement ("Proxy Statement") and the accompanying proxy ("Proxy") is furnished in connection with the solicitation by the Board of Directors (the "Board") of Concord Ventures, Inc., a Colorado corporation (the "Company"), for use at the Annual Meeting of Shareholders (the "Annual Meeting") to be held at 7609 Ralston Road, Arvada, CO 80002 on April 29, 2007 at 10:00 a.m., Mountain Time, and for any postponement or adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.

         The Company will bear the cost of solicitation of proxies. In addition to the solicitation of proxies by mail, certain officers, agents and employees of the Company, without extra remuneration, may also solicit proxies personally by telephone, telefax or other means of communication. In addition to mailing copies of this material to shareholders, the Company may request persons, and reimburse them for their expenses in connection therewith, who hold stock in their names or custody or in the names of nominees for others, to forward such material to those persons for whom they hold stock of the Company and to request their authority for execution of the proxies.

         A shareholder who has given a Proxy may revoke it at any time prior to its exercise by giving written notice of such revocation to the Secretary of the Company, executing and delivering to the Company a letter dated Proxy reflecting contrary instructions or appearing at the Annual Meeting and voting in person.

         The mailing address of the Company's principal executive office is 2460
W. 26th Ave., Suite 380-C, Denver, CO 80211, and its telephone number at this office is (303) 380-8280.

Shares Outstanding, Voting Rights and Proxies

         Holders of shares of the Company's common stock (the "Common Stock") of record at the close of business on April 4, 2008 (the "Record Date") are entitled to vote at the Annual Meeting or any postponement or adjournment thereof. On the Record Date there were issued and outstanding 2,257,986 shares of Common Stock. Each outstanding share of Common Stock is entitled to one vote.

         The holders of a majority of the outstanding shares of the Company entitled to vote on the matters proposed herein, present in person or by Proxy, shall constitute a quorum at the Annual Meeting. The approval of a majority of the outstanding shares of Common Stock present in person or represented by Proxy, assuming a quorum at the Annual Meeting, is required for the adoption of the matters proposed herein.

         The form of Proxy solicited by the Board affords shareholders the ability to specify a choice among approval of, disapproval of, or abstention with respect to, each matter to be acted upon at the Annual Meeting. Shares of Common Stock represented by the Proxy will be voted, except as to matters with respect to which authority to vote is specifically withheld. Where the solicited shareholder indicates a choice on the form of Proxy with respect to any matter to be acted upon, the shares will be voted as specified. Abstentions and broker non-votes will not have the effect of votes in opposition to a director or "against" any other proposal to be considered at the Annual Meeting.

         The person named as proxy is David J. Cutler. All shares of Common Stock represented by properly executed proxies which are returned and not revoked will be voted in accordance with the instructions, if any, given therein. If no instructions are provided in a Proxy, the shares of Common Stock represented by your Proxy will be voted FOR the Board's nominees for director and FOR the approval of Proposals 2, 3, 4, and 5 and in accordance with the Proxy holder's best judgment and as to any other matters raised at the Annual Meeting.

Dissenter's Rights

         Under Colorado law, shareholders are not entitled to dissenter's rights of appraisal on any proposal referred to herein.

         The approximate date on which this Proxy Statement and the accompanying form of Proxy are first being mailed to shareholders is April 18, 2008.


                    INFORMATION RELATING TO VARIOUS PROPOSALS

Proposal #1: ELECTION OF DIRECTORS

Information Concerning Directors

         At the time of the Annual Meeting, the Board will consist of three incumbent members (all three of which are seeking to be reelected at the Annual Meeting), in each case to hold office until the next annual or Annual Meeting of shareholders at which a new Board is elected and until their successors shall have been elected and qualified. The Company's Articles of Incorporation and Bylaws presently provide for a Board of no less than three (3) and no more than seven (7) directors. It is intended that the accompanying Proxy will be voted in favor of the following persons to serve as directors, unless the shareholder indicates to the contrary on the Proxy.

         David J. Cutler, Wesley F. Whiting, and Redgie Green, who are all incumbent directors, have been nominated by the Board for election as directors of the Company. All of the nominees have informed the Company that they are willing to serve, if elected, and management has no reason to believe that any of the nominees will be unavailable. In the event a nominee for director should become unavailable for election, the persons named in the Proxy will vote for the election of any other person who may be recommended and nominated by the Board for the office of director. The persons named in the accompanying Proxy intend to vote for the election as director of the nominees listed above. Information regarding directors is set forth below.

         The following table sets forth certain information with respect to each person who is currently a director and/or executive officer of the Company, as well as the persons nominated and recommended to be elected by the Board, and is based on the records of the Company and information furnished to it by the persons. Reference is made to "Security Ownership of Certain Beneficial Owners and Management" for information pertaining to stock ownership by each director and executive officer of the Company and the nominees.

Directors and Executive Officers

         The following table contains certain information with respect to the persons who are currently, or nominated to be, directors and executive officers of the Company.

  NAME                      AGE                   POSITION

  David J. Cutler           51           President, Chief Executive Officer,
                                         Chief Financial Officer and Director

  Wesley F. Whiting         74           Secretary and Director

  Redgie Green              55           Director

DAVID J. CUTLER, age 51, President, Chief Executive Officer, Chief Financial Office, and Director

         Mr. Cutler became a director and officer in March 2006. Mr. Cutler has more than 25 years of experience in international finance, accounting and business administration. He held senior positions with multi-national companies such as Reuters Group Plc and the Schlumberger

Ltd. and has served as a director for two British previously publicly quoted companies -- Charterhall Plc and Reliant Group Plc. From March 1993 until 1999, Mr. Cutler was a self-employed consultant providing accounting and financial advice to small and medium-sized companies in the United Kingdom and the United States. Mr. Cutler was Chief Financial Officer and subsequently Chief Executive Officer of Multi-Link Telecommunications, Inc., a publicly quoted voice messaging business, from 1999 to 2005. Since April 2005, Mr. Cutler has been Chief Executive Officer, Chief Financial Officer and a director of Aspeon, Inc., a publicly listed shell company and Atomic Paintball, Inc., a development stage owner and operator of paintball parks. Mr. Cutler has a masters degree from St. Catherine College in Cambridge, England and qualified as a British Chartered Accountant and as Chartered Tax Advisor with Arthur Andersen & Co. in London. He was subsequently admitted as a Fellow of the UK Institute of Chartered Accountants. Since arriving in the United States Mr. Cutler has qualified as a Certified Public Accountant, a Fellow of the AICPA Institute of Corporate Tax Management, a Certified Valuation Analyst of the National Association of Certified Valuation Analysts and obtained an executive MBA from Colorado State University.

WESLEY WHITING, Director, age 74

         Mr. Whiting became our Secretary and director in March 2006. Mr. Whiting was President, Director, and Secretary of Berge Exploration, Inc. (1978-88) and President, Vice President, and director of NELX, Inc. (1994-1998), and was Vice President and director of Intermountain Methane Corporation (1988-1991), and President of Westwind Production, Inc. (1997-1998). He was a director of Kimbell deCar Corporation from 1998, until 2000, and he has been President and a director of Dynadapt System, Inc. (now Sun River Energy, Inc.) since 1998. He was a Director of Colorado Gold & Silver, Inc. from 1999 to 2000. He was President and director of Business Exchange Holding Corp. from 2000 to 2002 and Acquisition Lending, Inc. (2000-2002). He was director and Vice
President of Utilitec, Inc, 1999 to 2002 and has been Vice President and director of Agro Science, Inc. since 2001. He was President and director of Premium Enterprises, Inc. from October 2002 to December 31, 2002. He is Vice President and director of Evergreen Associates, Inc. and Resource Science, Inc. He was appointed Director and Secretary of BSA SatelLINK, Inc. in 2002 to 2008. He was President and Director of Fayber Group, Inc. from 2003 to 2005 when he resigned. He has also been Director of Life USA, Inc. since 2003 and has been President since 2007. He has been appointed as an officer and director of Captech Financial, Inc. in May 2006 to July 2007. He served as a director of Baymark Technologies, Inc. 2005-2006. He is a director of Concord Ventures, Inc. (formerly Cavion Technologies, Inc.) (2006) and Aspeon, Inc. (2007). He was appointed as a director of Intreorg, Inc. and 4-G Paintball, Inc. in 2008.

REDGIE GREEN, age 55, Director

         Mr. Green has served as a director of the Company, since March 2006. Mr. Green has been Secretary and Director of Dynadapt System, Inc. (now Sun

River Energy, Inc.) since 1998. He has been an active investor in small capital and high-tech adventures since 1987. Mr. Green was a director of Colorado Gold & Silver, Inc. in 2000. He was a director for Houston Operating Company in late

2004 until December 2004. He recently served as a director for Mountains West Exploration, Inc. in 2005. He is a director of Concord Ventures, Inc. (formerly Cavion Technologies, Inc.) (2006) and was appointed as an officer and director of Captech Financial, Inc. in May 2006. He served as a director of Baymark Technologies, Inc. 2005-2006. He was appointed as a director of Aspeon, Inc. in 2007. He has been appointed a director of Intreorg, Inc. and 4-G Paintball, Inc. in 2008.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Our directors and officers are, or may become, in their individual capacities, officers, directors, controlling shareholder and/or partners of other entities engaged in a variety of businesses. Thus, there exist potential conflicts of interest including, among other things, time, efforts and corporation opportunity, involved in participation with such other business entities. While each officer and director of our business is engaged in business activities outside of our business, they devote to our business such time as they believe to be necessary.

         Management will devote part time to the operations of the Company, and any time spent will be devoted to screening and assessing and, if warranted, negotiating to acquire business opportunities.

                       EXECUTIVE AND DIRECTOR COMPENSATION

         The following information is set forth with respect to all remuneration paid by the Company during the year ended December 31, 2007 and 2006 to the Company's five most highly paid executive officers or directors whose total remuneration exceeded $60,000 and to all directors and officers as a group.


                           Fiscal            Annual Compensation                Awards
Name & Principal           Year             Salary            Bonus             Other Annual      Restricted       Securities
Position                   Ended            ($)               ($)               Compensation      Stock            Underlying
                           Dec. 31                                              ($)               Award(s)         Options/
                                                                                                  ($)              SARS (#)
David J. Cutler            2007             $60,000(1)        0                 0                0                 0
President/CEO              2006             $50,000           0                 0                0                 0
& Director

Wesley F. Whiting          2007             $0                0                 0                0                 0
Director                   2006             $0                0                $222.50(2)        0                 0


Redgie Green               2007             $0                0                 0                0                 0
Director                   2006             $0                0                $222.50           0                 0

All Officers &             2007             $60,000           0                 $222.50          0                 0
Directors as a group (2)   2006             $50,000           0                 $222.50          0                 0

(1) $10,000 of Mr. Cutler's remuneration was paid to Burlingham Corporate Finance, Inc.

         ("Burlingham") in the form of consulting fees. Mr. Cutler is the princi -pal shareholder of Burlingham.

(2) In November 2006, we issued 25,000 shares of our common stock to each of our two non-executive directors as remuneration for their services to us (50,000 share of common stock in total). The shares were deemed to have a value of $445.

(3) In the period from his appointment in March 2006 through September 2006, Mr. Cutler, an officer and a director of the Company, incurred more than $50,000 on our behalf in bringing our affairs up to date, principally on settling certain of our outstanding liabilities, legal and accounting fees and directors' remuneration. In September 2006, Mr. Cutler agreed to convert $50,000 of this loan to us into equity on a basis to be determined by an independent third party valuation. In September 2006, our independent directors authorized an initial issue of 510,000 shares of our common stock, representing 50.3% of our total issued and outstanding shares of our common stock, to Mr. Cutler, pending the completion of the independent third party valuation. In November 2006, the independent third part valuation of our shares of common stock was completed and on the basis of this third party valuation our independent directors authorized the issue of an additional 897,644 shares of our common stock to Mr. Cutler as the balance of the equity to which he was entitled on the conversion of his $50,000 loan to us into equity. Following this second issue of equity, Mr. Cutler owned a total of 1,407,644 shares of our common stock representing 70% of our total issued and outstanding shares of our common stock.

         On December 3, 2007, we issued 87,055 shares of our restricted common stock to David J. Cutler, one of our directors, in full and final settlement of the $87,055 loan Mr. Cutler had outstanding with us, including accrued interest of $5,634, in respect of services and funding he has provided to the us in the period October 2006 through November 2007. The share issue was authorized by the independent members of our Board of Directors.

         There can be no assurance that Mr. Cutler will continue to incur expenses on our behalf.

         Other than the remuneration discussed above, the Company has no retirement, pension, profit sharing, stock option or similar program for the benefit of its officers, Directors, or employees.


                          OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END


                             Option Awards                                                          Stock Awards
                                                                                                                      Equity
                                         Equity                                                        Equity         incentive
                                         incentive plan                                                incentive      plan awards:
                                         awards:                                           Market      plan awards:   Market or
                                         Number of                              Number of  value of    Number of      payout value
           Number of     Number of       securities                             shares of  shares of   unearned       of unearned
           securities    securities      underlying                             units of   units of    shares, units  shares, units
           underlying    underlying      unexercised      Option                stock that stock that  or other       or other
           unexercised   unexercised     unearned         exercise  Option      have not   have not    rights that    rights that
           options (#)   options (#)     options          price     expiration  vested     vested      have not       have not
Name       exercisable   unexercisable   (#)              ($)       date        (#)        ($)         vested (#)     vested ($)
---------- ------------  --------------  ---------------  --------- ----------  ---------- ----------  -------------  --------------

David J.
Cutler     0             0               0                0         0           0          0           0              0

Wesley F.
Whiting    0             0               0                0         0           0          0           0              0

Redgie
Green      0             0               0                0         0           0          0           0              0

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Our records reflect that all reports which were required to be filed pursuant to Section 16 (A) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") were filed on a timely basis. We are not aware of any failure to comply with Section 16(A) by any of the Company's officers, directors, and 10% shareholders.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

         The following table set forth certain information regarding the beneficial ownership of the Company's Common Stock as of March 26, 2008, by (i) each director, (ii) the current Chief Executive Officer, (iii) the Chief Financial Officer, (iv) all persons, including groups, known to the Company to own beneficially more than five percent (5%) of the outstanding Common Stock of the Company, and (v) all executive officers and directors as a group. As of March 26, 2008, there was a total of 2,257,986 shares of Common Stock outstanding.

Title                Name of                   Amount and          Percent
of                   Beneficial                Nature of           of
Class                Owner                     Beneficial          Equity
                                               Ownership

Common Stock         David J. Cutler(1),
                     President, CEO, CFO &
                     Director                  1,494,969           66.2%

Title                Name of                   Amount and          Percent
of                   Beneficial                Nature of           of
Class                Owner                     Beneficial          Equity
                                               Ownership

Common Stock         Wesley F. Whiting(1),     25,000              1.2%
                     Secretary & Director

Common Stock         Redgie Green (1),         25,000              1.2%
                     Director

Officers and Directors as a Group              1,544,688           68.4%

(1) Unless otherwise indicated, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

     The address of each of the persons is c/o Concord Ventures, Inc., 2460 W. 26th Ave., Suite 380-C, Denver, CO 80211.

Vote Required

         The approval of a majority of the shares of Common Stock present in person or represented by proxy, assuming a quorum of the holders of Common Stock at the Annual Meeting, is required for election of the Director Nominees. Cumulative voting in the election of directors is not allowed.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ELECTION TO THE BOARD OF DIRECTORS OF THE COMPANY FOR EACH OF THE DIRECTOR NOMINEES.

Proposal 2: APPROVAL OF REINCORPORATION IN DELAWARE

         The Board has recommended, and at the Annual Meeting the shareholders will be asked to authorize the change of the Company's state of incorporation from Colorado to Delaware. The transaction will not result in any change in the business, management, assets, liabilities or net worth of the Company. Reincorporation in Delaware will allow the Company to take advantage of certain provisions of the corporate laws of Delaware. The purposes and effects of the proposed change are summarized below.

         In order to effect the Company's reincorporation in Delaware, the Company will be merged into a newly formed, wholly-owned subsidiary incorporated in Delaware named CCVG, Inc. Prior to the merger, the Delaware subsidiary will not have engaged in any activities except in connection with the proposed transaction. The mailing address of the Delaware subsidiary's principal executive offices and its telephone number are the same as those of the Company. As part of its approval and recommendations of the Company's reincorporation in Delaware, the Board has approved, and recommends to the shareholders for their adoption and approval, an Agreement and Plan of Merger (the "Reincorporation Agreement") pursuant to which the Company will be merged with and into the Delaware subsidiary. The full texts of the Reincorporation Agreement and the Certificate of Incorporation and Bylaws of the successor Delaware corporation under which the Company's business would be conducted after the merger are set forth as Annex B, Annex C, and Annex D, respectively, hereto. The discussion contained in this Proxy Statement is qualified in its entirety by reference to such Annexes. The provisions of the

Certificate of Incorporation will be substantially identical to those of the Company's current Articles of Incorporation, as amended, except that the Certificate of Incorporation will (i) be governed by Delaware law, and (ii) include additional provisions regarding the indemnification of directors, officers and other agents. In addition, the form of Certificate of Incorporation annexed hereto will be adjusted to give effect to the outcome of the proposals set forth in this Proxy Statement.

       The Company will change its name to CCVG, Inc., because Concord Ventures, Inc. is not available in Delaware.

         The reincorporation of the Company in Delaware through the above-described merger (hereinafter referred to as the "Reincorporation") requires approval of the Company's shareholders by the affirmative vote of the holders of a majority of the outstanding shares of Common Stock.

         In the following discussion of the proposed Reincorporation, the term "CONCORD-COL" refers to the Company as currently organized as a Colorado corporation; the term "CONCORD-DEL" refers to the new wholly-owned Delaware subsidiary of CONCORD-COL that will be the surviving corporation after the completion of the transaction; and the term "Company" includes either or both, as the context may require, without regard to the state of incorporation.

         The Delaware Company will be the surviving corporation in the Merger, which will result in a change in the law applicable to our corporate affairs from the Colorado Business Corporation Law to the Delaware General Corporation Law including certain differences in shareholders' rights. Immediately following the Merger, the name of the Delaware Company will be changed to a name to be determined by the Board.

         Upon the effectiveness of the Merger and any other amendments to the Articles proposed herein, the Delaware Company will have 100,000,000 authorized shares of common stock, par value $0.0001 per share. The Merger and the Colorado Company's reincorporation in Delaware will not result in any change in the Colorado Company's business, management, assets or liabilities.

         It is anticipated that the Merger will become effective as soon as practicable after the Annual Meeting. The Merger will become effective on the date Articles of Merger are filed with the State of Delaware and a Statement of Merger is filed with Colorado.

         Upon shareholder approval of the Reincorporation, and upon acceptance for filing of appropriate certificates of merger by the Secretary of State of Delaware and the Secretary of State of Colorado, CONCORD-COL will be merged with and into CONCORD-DEL pursuant to the Reincorporation Agreement, resulting in a change in the Company's state of incorporation. The Company will then be subject to the Delaware General Corporation Law and the Certificate of Incorporation and Bylaws set forth in Annex B and Annex C, respectively. Upon the effective time of the Reincorporation, each outstanding share of common stock of CONCORD-COL automatically will be converted into one share of stock of CONCORD-DEL.

NOTE: IT WILL NOT BE NECESSARY FOR SHAREHOLDERS OF THE COMPANY TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR CERTIFICATES OF CONCORD-DEL. OUTSTANDING STOCK CERTIFICATES OF CONCORD-COL SHOULD NOT BE DESTROYED OR SENT TO THE COMPANY.

Principal Reasons for Changing the Company's State of Incorporation

         The Board believes that the Reincorporation will provide flexibility for both the management and business of the Company.

         Delaware is a favorable legal and regulatory environment in which to operate. For many years, Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws which are periodically updated and revised to meet changing business needs. As a result, many major corporations have initially chosen Delaware for their domicile or have subsequently reincorporated in Delaware. The Delaware courts have developed considerable expertise in dealing with corporate issues, and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to Delaware corporations thereby providing greater predictability with respect to corporate legal affairs.

         In addition, many investors and securities professionals are more familiar and comfortable with Delaware corporations than corporations governed by the laws of other jurisdictions, even where the laws are similar.

         Attractiveness of Delaware Law to Directors and Officers. We believe that organizing our company under Delaware law will enhance our ability to attract and retain qualified directors and officers. The corporate law of Delaware, including its extensive body of case law, offers directors and officers of public companies more certainty and stability. Under Delaware law, the parameters of director and officer liability are more clearly defined and better understood than under Colorado law. To date, we have not experienced difficulty in retaining directors or officers, but directors of public companies are exposed to significant potential liability. We therefore believe that providing the benefits afforded directors by Delaware law will enable us to compete more effectively with other public companies in the recruitment of talented and experienced directors and officers. At the same time, we believe that Delaware law regarding corporate fiduciary duties provides appropriate protection for our stockholders from possible abuses by directors and officers. In addition, under Delaware law, directors' personal liability cannot be eliminated for:

o any breach of the director's duty of loyalty to the corporation or its stockholders,

o acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law,

o unlawful payment of dividends or unlawful repurchases or redemptions of stock, or

o any transactions from which the director derived an improper personal benefit.

Material U.S. Federal Income Tax Consequences of the Merger

         The following discussion summarizes the material United States federal income tax consequences of the Merger to you. This discussion is based upon current provisions of the Internal Revenue Code of 1986, as amended (the "Code"), current and proposed Treasury regulations, and judicial and administrative decisions and rulings as of the date of this proxy statement, all of which are subject to change (possibly with retroactive effect) and all of
         You should consult your own tax advisors about the application of the United States federal income tax laws to your particular situation as well as any tax consequences arising under the laws of any state, local or foreign jurisdiction.

         The material federal income tax consequences of the Merger will be as follows:

         No gain or loss will be recognized by the Colorado Company or the Delaware Company as a result of the Merger;

         o No gain or loss will be recognized by you upon your receipt of the Delaware Company's common stock solely in exchange for your Colorado Company common stock;

         o The aggregate tax basis of the shares of the Delaware Company's common stock that you receive in exchange for your Colorado Company common stock in the Merger will be the same as the aggregate tax basis of your Colorado Company common stock exchanged; and

         o The holding period for shares of the Delaware Company's common stock that you receive in the Merger will include the holding period of your Colorado Company common stock exchanged.

         You may be required to attach a statement to your tax returns for the taxable year in which the Merger is completed that contains information such as your tax basis in the Colorado Company common stock surrendered and a description of the Delaware Company common stock received in the Merger.

         Any discussion contained in this Proxy Statement as to federal, state, or local tax matters is not intended or written to be used, and cannot be used, for the purpose of avoiding U.S. federal, state, or local tax penalties. This discussion is written in connection with the matters addressed herein. You should seek advice based on your particular circumstances from an independent tax advisor.

COMPARISON OF THE RIGHTS OF HOLDERS OF CONCORD-COL COMMON STOCK AND CONCORD-DEL COMMON STOCK

         CONCORD-COL  is  a  Colorado  corporation  and  the  Colorado  Business
Corporation Act and the Articles of Incorporation and Bylaws of CONCORD-COL govern the rights of its shareholders. CONCORD-DEL is a Delaware corporation and the rights of it shareholders are governed by the Delaware General Corporation Law and the Certificate of Incorporation and Bylaws of CONCORD-DEL.

which are subject to differing interpretation. This discussion does not address all aspects of taxation that may be relevant to you in light of your personal investment or tax circumstances or to persons that are subject to special treatment under the federal income tax laws. In particular, this discussion deals only with shareholders that hold Company common stock as capital assets within the meaning of the Code. In addition, this discussion does not address the tax treatment of special classes of shareholders, such as banks, insurance companies, tax-exempt organizations, financial institutions, broker-dealers, persons holding Company stock as part of a hedging or conversion transaction or as part of a "straddle," U.S. expatriates, persons subject to the alternative minimum tax, foreign corporations, foreign partnerships, foreign estates or trusts and persons who are not citizens or residents of the United States. This discussion may not be applicable to holders who acquired Company stock pursuant to the exercise of options or warrants or otherwise as compensation. Furthermore, this discussion does not address any state, local or foreign tax considerations.

  Significant Differences Between the Corporation Laws of Colorado and Delaware

         The corporation laws of Colorado and Delaware differ in many respects. Although all the differences are not described in this Proxy Statement, the Delaware General Corporation Laws contain provisions, which could materially impact the rights of shareholders of CONCORD-COL as compared to the rights of stockholders in CONCORD-DEL, are discussed below.

AUTHORIZED SHARES

Colorado
--------

         Prior to the filing of a certificate of amendment upon the adoption of Proposals 3, 4, and 5, the authorized capital stock of the Colorado Company consists of 100 million shares of common stock, $0.0001 par value per share. A total of 2,257,986 shares of common stock have been issued.

Delaware
--------

         Upon redomicile, the authorized capital stock of the Delaware Company will consist of 100 million shares of common stock, par value $0.0001 per share.

VOTING REQUIREMENTS

Colorado
--------

     Holders of common stock outstanding are entitled to one vote per share and vote together as a single class on all matters to be voted upon by shareholders.

         Under the Colorado Business Corporation Act ("CBCA"), shareholders have the right to cumulate their votes in the election of directors under specified procedures unless the articles of incorporation or bylaws of specified categories of corporations provide otherwise. The right of shareholders to cumulate votes has been eliminated in the Colorado Company's restated articles of incorporation.

Delaware
--------

         Holders of common stock are entitled to one vote per share and will vote together as a single class on all matters to be voted upon by stockholders. Designations of Rights, Privileges, and Preferences under Delaware law may specify different voting.

         Under Delaware General Corporation Laws ("DGCL"), stockholders of any class do not have the right to cumulate their votes in the election of directors unless such right is granted in the certificate of incorporation or Designation of Rights and Privileges. The Delaware Company's certificate of incorporation does not provide for cumulative voting.

VOTE REQUIRED FOR ELECTION OF DIRECTORS

Colorado
--------

         The Colorado Company's amended and restated bylaws provide that the vote of a plurality of the shares entitled to vote for directors is required in order to elect a director.

Delaware
--------

         The Delaware Company's bylaws provide that a vote of a plurality of the shares present in person or represented by proxy at a meeting and entitled to vote for directors is required in order to elect a director.

REMOVAL OF DIRECTORS

         Directors may generally be removed with or without cause under the laws of both Colorado and Delaware, with the approval of a majority of the outstanding shares entitled to vote in an election of directors. However, no director may be removed if the number of votes cast against such removal would be sufficient to elect the director.

Colorado
--------

         A director of a corporation that does not have a staggered board of directors or cumulative voting may be removed with or without cause with the approval of a majority of the outstanding shares entitled to vote at an election of directors. In the case of a Colorado corporation having cumulative voting, if less than the entire board is to be removed, a director may not be removed without cause if the number of shares voted against such removal would be sufficient to elect the director under cumulative voting. The Articles of Incorporation of CONCORD-COL do not provide for a staggered board of directors or for cumulative voting.

Delaware
--------

         A director of a corporation that does not have a classified board of directors or cumulative voting may be removed with or without cause with the approval of a majority of the outstanding shares entitled to vote at an election of directors. In the case of a Delaware corporation having cumulative voting, if less than the entire board is to be removed, a director may not be removed without cause if the number of shares voted against such removal would be sufficient to elect the director under cumulative voting. A director of a corporation with a classified board of directors may be removed only for cause, unless the certificate of incorporation otherwise provides. The Certificate of Incorporation of CONCORD-DEL does not provide for a classified board of directors or for cumulative voting.


CLASSIFIED BOARD OF DIRECTORS

         A classified or staggered (the term used in the CBCA) board is one on which a certain number, but not all, of the directors are elected on a rotating basis each year. This method of electing directors makes changes in the composition of the board of directors more difficult, and thus a potential change in control of a corporation a lengthier and more difficult process.

Colorado
--------

         The CONCORD-COL Articles of Incorporation and Bylaws do not provide for a staggered board. Colorado law permits, but does not require, a staggered board of directors, pursuant to which the directors can be divided into as many as three classes with staggered terms of office, with only one class of directors standing for election each year.

Delaware
--------

          Delaware law permits, but does not require, a classified board of directors, pursuant to which the directors can be divided into as many as three classes with staggered terms of office, with only one class of directors
standing  for  election  each  year.   The   CONCORD-DEL   Certificate  of  each
Incorporation and Bylaws do not provide for a classified board and CONCORD-DEL presently does not intend to propose establishment of a classified board.

NUMBER OF DIRECTORS

Colorado
--------

         Under the CBCA, the number of directors must be specified in a corporation's bylaws as amended. The Colorado Company's bylaws provide that the Board of Directors is to have between 3 and 7 members. The CBCA, like the DGCL, provides that shareholders may amend a corporation's bylaws without the approval of the board of directors. Therefore, under the CBCA, shareholders of the Colorado Company have the ability to determine the size of the Board of Directors.

Delaware
--------

         The DGCL permits but does not require a corporation's certificate of incorporation to specify the number of directors. Under the Delaware Company's certificate of incorporation, the board of directors of the Delaware Company is to have the number of members as specified in the Bylaws.

REMOVAL OF DIRECTORS

Colorado
--------

         Consistent with the CBCA, the Colorado Company's bylaws provide that its shareholders may remove directors of the Colorado Company with or without cause.

Delaware
--------

         Consistent with the DGCL, the Delaware Company's bylaws provide that its stockholders may remove directors of the Delaware Company with or without cause.

VACANCIES ON THE BOARD OF DIRECTORS

Colorado
--------

         Under  the  CBCA,   because   the   Colorado   Company's   articles  of
incorporation do not provide otherwise, any vacancies on the Board of Directors may be filled either by the remaining directors or the shareholders.

Delaware
--------

         Under the DGCL and the Delaware Company's certificate of incorporation, vacancies on the board of directors of the Delaware Company will be filled by the remaining directors.

SHAREHOLDERS' POWER TO CALL SPECIAL MEETINGS

Colorado
--------

         In accordance with the CBCA, a special meeting of shareholders may be called by (i) the board of directors or the person authorized by the bylaws to call such a meeting (in the case of the Colorado Company, the President or any member of the Board of Directors), or (ii) at the request of holders of not less than 10% of the outstanding shares of the Colorado Company, or if no annual meeting has been held within the earlier six months after fiscal year end, or 15 months after last annual meeting, any shareholder may petition for a court ordered meeting.

Delaware
--------

         Under the DGCL, special stockholder meetings may not be called by stockholders unless authorized by the company's certificate of incorporation or bylaws. Neither the Delaware Company's certificate of incorporation nor its bylaws provide for a special meeting of stockholders to be called by stockholders, and accordingly stockholders will not be able to call special meetings. In Delaware, if an annual meeting has not been held within 13 months of last annual meeting, a shareholder may request the chancery court to summarily order a meeting to be held.

SHAREHOLDER ACTION WITHOUT A MEETING

Colorado
--------

         The CBCA provides that (i) any action required or permitted to be taken at a shareholders' meeting may be taken without a meeting if all of the shareholders entitled to vote thereon consent to such action in writing and (ii) action by written consent is to be effective as of the date the last writing necessary to effect the action is received by the secretary of the Colorado Company, unless all of the written consents necessary to effect the action specify a later date as the effective date of the action. The Colorado Act also allows a corporation to provide, in its Articles, by amendment, or in the initial filing, that action may be taken by the written consent of a majority of the shareholders entitled to vote.

Delaware
--------

         The DGCL provides that stockholders may take any action permitted at an annual or special meeting of stockholders, by written consent of stockholders having a majority of the voting power.

NOTICE OF SHAREHOLDER MEETINGS

Colorado
--------

         Consistent  with the CBCA, the Colorado  Company's  bylaws require that
(i) if the authorized shares of the Colorado Company are to be increased, at least 30 days' notice shall be given to the shareholders of record and (ii) if a shareholder meeting is adjourned and a new date is announced at the meeting, notice need not be given to record holders as of the new date. In all other cases, shareholders must be given at least 10 days' notice, but not more than 60 days' notice, of shareholder meetings, except 30 days notice must be given if the number of authorized shares is to be increased.

Delaware
--------

         The Delaware laws provide for the same notice requirements as the laws, except that (i) the set notice period for an increase in the authorized shares was eliminated because the DGCL does not require a set notice period; and (ii) the notice in the case of adjournments was changed to provide if it's more than a 30 day adjournment, a new notice had to be given.

NOTICE OF SHAREHOLDER NOMINATIONS FOR DIRECTORS AND BUSINESS TO BE BROUGHT BEFORE MEETINGS

Colorado
--------

         The Colorado Company's articles of incorporation and bylaws do not contain any provisions regarding advance notice of shareholder nominations of directors or notice of business to be brought before meetings of shareholders.

Delaware
--------

         The Delaware Company's bylaws provide that no business may be brought before any meeting of stockholders, including the nomination or election of persons to the board of directors, by a stockholder unless the stockholder satisfies certain advance notice requirements. Advance notice of any such business must generally be provided not less than 90 days nor more than 120 days prior to the date of the meeting, unless public disclosure of the date of the meeting is first made less than 120 days prior to the date of the meeting, in which case notice by the stockholder must be provided not later than the tenth day following the date on which such public disclosure of the date of the meeting was made. A notice must include specified information concerning the business proposed to be conducted, the stockholder making the proposal and, if applicable, the persons nominated to be elected as directors. Any late or deficient nominations or proposals may be rejected by the Delaware Company.

INDEMNIFICATION AND LIMITATION OF LIABILITY OF DIRECTORS, OFFICERS AND OTHER AGENTS

         Delaware and Colorado have similar laws respecting indemnification by a corporation of its officers, directors, employees and other agents. The laws of both states also permit, with certain exceptions, a corporation to adopt provisions in its articles or certificate of incorporation, as the case may be, eliminating the liability of a director to the corporation or its shareholders for monetary damages for breach of the director's fiduciary duty in certain cases. There are nonetheless certain differences between the laws of the two states respecting indemnification and limitation of liability of directors, officers and other agents.

Colorado
--------

         The Company eliminates the liability of directors to the corporation to the fullest extent permissible under Colorado law. Colorado law does not permit the elimination of monetary liability where such liability is based on: (a) intentional misconduct or knowing and culpable violations of law; (b) acts or omissions that a director believes to be contrary to the best interests of the corporation or its shareholders, or that involve the absence of good faith on the part of the director; (c) receipt of an improper personal benefit; (d) acts or omissions that show reckless disregard for the director's duty to the corporation or its shareholders, where the director in the ordinary course of performing a director's duties should be aware of a risk of serious injury to the corporation or its shareholders; (e) acts or omissions that constitute an unexcused pattern of inattention that amounts to an abdication of the director's duty to the corporation and its shareholders; (f) interested transactions between the corporation and a director in which a director has a material financial interest; and (g) liability for improper distributions, loans or guarantees.

         Colorado law generally permits indemnification of director liability, including expenses actually and reasonably incurred in the defense or settlement of a derivative or third-party action, provided there is a determination by a majority vote of a disinterested quorum of the directors, by independent legal counsel or by a quorum of the shareholders that the person seeking indemnification acted in good faith and in the case of conduct in an official capacity, in a manner he or she reasonably believed was in the best interests of the corporation or a benefit plan (if acting in a capacity with respect to such a plan). In other cases, the director is entitled to indemnification if his or her conduct was at least not opposed to the corporation's best interests. In a criminal proceeding, the director is entitled to indemnification if he or she had no reasonable cause to believe the conduct was unlawful.

         Without court approval, however, no indemnification is available in any action by or on behalf of the corporation (i.e., a derivative action) in which such person is adjudged liable to the corporation or in any other basis that he or she received an improper personal benefit. Colorado law requires indemnification of director expenses when the individual being indemnified has successfully defended any action, claim, issue, or matter therein, on the merits or otherwise.

         A director may also apply for and obtain indemnification as ordered by a court under circumstances where the court deems the director is entitled to mandatory indemnification under Colorado law or when, under all the facts and circumstances, it deems it fair and reasonable to award indemnification even though the director has not strictly met the statutory standards. An officer is also entitled to apply for and receive court awarded indemnification to the same extent as a director.

         A corporation cannot indemnify its directors by any means (other than under a third party insurance contract) if to do so would be inconsistent with the limitations on indemnification set forth in the CBCA.

         A Colorado corporation may indemnify officers, employees, fiduciaries and agents to the same extent as directors, and may indemnify those persons to a greater extent than is available to directors if to do so does not violate public policy and is provided for in a bylaw, a general or specific action of the board of directors or shareholders or in a contract.

Delaware
--------

         The Company also eliminates the liability of directors to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director to the fullest extent permissible under Delaware law, as such law exists currently or as it may be amended in the future. Under Delaware law, such provision may not eliminate or limit director monetary liability for: (a) breaches of the director's duty of loyalty to the corporation or its stockholders; (b) acts or omissions not in good faith or involving intentional misconduct or knowing violations of law; (c) the payment of unlawful dividends or unlawful stock repurchases or redemptions; or (d) transactions in which the director received an improper personal benefit. Such limitation of liability provisions also may not limit a director's liability for violation of or otherwise relieve its directors from the necessity of complying with federal or state securities laws, or affect the availability of non-monetary remedies such as injunctive relief or rescission.

         Delaware law generally permits indemnification of expenses, including attorney's fees, actually and or reasonably incurred in the defense or settlement of a third-party action, provided there is a determination by a derivative or majority vote of a disinterested quorum of the directors, by independent legal counsel or by a majority vote of a majority vote of a quorum of the stockholders that the person seeking indemnification acted in good faith and in a manner reasonably believed to be in, or not opposed to, the best interests of the corporation. Without court approval, however, no indemnification may be made in respect of any derivative action in which such person is adjudged liable for negligence or misconduct in the performance of his or her duty to the corporation. Delaware law requires indemnification of expenses when the individual being indemnified has successfully defended any action, claim, issue, or matter therein, on the merits or otherwise.

         Delaware law also permits a Delaware corporation to provide indemnification in excess of that provided by statute. In contrast to Colorado law, Delaware law does not require authorizing provisions in the certificate of incorporation and does not contain express prohibitions on indemnification in certain circumstances. A court may impose limitations on indemnification, however, based on principles of public policy.

         Delaware law provides that the indemnification provided by statute shall not be deemed exclusive of any other rights under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise.

         Both Colorado and Delaware law require indemnification when a director or officer has successfully defended an action on the merits or otherwise.

         Expenses incurred by an officer or director in defending an action may be paid in advance under Colorado and Delaware law if the director or officer undertakes to repay the advances if it is ultimately determined that he or she is not entitled to indemnification. In addition, the laws of both states authorize a corporation's purchase of indemnity insurance for the benefit of its officers, directors, employees and agents whether or not the corporation would have the power to indemnify against the liability covered by the policy.

INSPECTION OF SHAREHOLDER LIST

         Both Delaware and Colorado law allow any shareholder to inspect the shareholder list for a purpose reasonably related to such person's interests as a shareholder.

CONSIDERATION FOR ISSUANCE OF SHARES

Colorado
--------

         Shares may be issued for consideration consisting of tangible or intangible property or benefit to the corporation, including cash, promissory notes, services performed and other securities of the corporation.

         Shares may not be issued for consideration consisting of a promissory note of the subscriber or an affiliate of the subscriber unless the note is negotiable and is secured by collateral, other than the shares, having a fair market value at least equal to the principal amount of the note. The note must reflect a promise to pay independent of the collateral and cannot be a "nonrecourse" note.

         Shares with a par value may be issued for consideration less than such par value.

Delaware
--------

         Shares may be issued for consideration consisting of tangible or intangible property or benefit to the corporation, including cash, promissory notes, services performed and other securities of the corporation.

         In the absence of "actual fraud," in the transaction, the judgment of the board as to the value of the consideration shall be conclusive.

         No provisions restrict the ability of the board to authorize the issuance of stock for a promissory note of any type, including an unsecured or nonrecourse note or a note secured only by the shares. Shares with par value cannot be issued for consideration with a value that is less than the par value. Shares without par value can be issued for any consideration determined to be valid by the board.

DIVIDENDS AND REPURCHASE OF SHARES

Colorado
--------

         Colorado law dispenses with the concepts of par value of shares as well as statutory definitions of capital, surplus and the like. Colorado law permits a corporation to declare and pay cash or in-kind property dividends or to repurchase shares unless, after giving effect to the transaction: (a) the corporation would not be able to pay its debts as they become due in the usual course of business; or (b) the corporation's total assets would be less than the sum of its total liabilities plus (unless the articles of incorporation permit otherwise) the amount that would be needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of shareholders whose preferential rights are superior to those receiving the distribution.

Delaware
--------

         The concepts of par value, capital and surplus are retained under Delaware law. Delaware law permits a corporation to declare and pay dividends out of surplus or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year as long as the amount of capital of the corporation following the declaration and payment of the dividend is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets. In addition, Delaware law generally provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation.

         To date, CONCORD-COL has not paid any cash dividends.

Shareholder Voting on Mergers and Certain Other Transactions

         Both Delaware and Colorado law generally require that a majority of the shareholders of both acquiring and target corporations approve mergers, except for certain instances of parent/subsidiary mergers.

Colorado
--------

         Colorado law does not require a stockholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if (a) the merger agreement does not amend the existing certificate of incorporation, (b) each share of the stock of the surviving corporations outstanding immediately before the effective date of the merger is an identical outstanding share after the merger, and (c) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized, unissued shares or the treasury shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed twenty percent (20%) of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger.

         Unless one of these exceptions are available, Colorado law requires that a majority of the shareholders of both acquiring and target corporations approve mergers, except for certain parent/subsidiary mergers.

Delaware
--------

         Delaware law contains a similar exception to its voting requirements for reorganizations where shareholders of the corporation itself, or both, immediately prior to the reorganization will own immediately after the reorganization equity securities constituting more than 80 percent of the voting power of the surviving or acquiring corporation or its parent entity.

         Both Delaware law and Colorado law also require that a sale of all or substantially all of the assets of a corporation otherwise than in the ordinary course of business be approved by a majority of the outstanding voting shares of the corporation transferring such assets.

         Both Colorado and Delaware law generally do not require class voting, except in certain transactions involving an amendment to the certificate of incorporation that adversely affects a specific class of shares or where the designation of the class of securities includes such a right.

STOCKHOLDER APPROVAL OF CERTAIN BUSINESS COMBINATIONS UNDER DELAWARE LAW

         In recent years, a number of states have adopted special laws designed to make certain kinds of "unfriendly" corporate takeovers, or other transactions involving a corporation and one or more of its significant shareholders, more difficult. Under Section 203, certain "business combinations" with "interested stockholders" of Delaware corporations are subject to a three-year moratorium unless specified conditions are met.

         Section 203 prohibits a Delaware corporation from engaging in a "business combination" with an "interested stockholder" for three years following the date that such person or entity becomes an interested stockholder. With certain exceptions, an interested stockholder is a person or entity who or which owns, individually or with or through certain other persons or entities, fifteen percent (15%) or more of the corporation's outstanding voting stock (including any rights to acquire stock pursuant to an option, warrant, agreement, arrangement or understanding, or upon the exercise of conversion or exchange rights, and stock with respect to which the person has voting rights only), or is an affiliate or associate of the corporation and was the owner, individually or with or through certain other persons or entities, of fifteen percent (15%) or more of such voting stock at any time within the previous three years, or is an affiliate or associate of any of the foregoing.

         For purposes of Section 203, the term "business combination" is defined broadly to include mergers with or caused by the interested stockholder; sales or other dispositions to the interested stockholder (except proportionately with the corporation's other stockholders) of assets of the corporation of a direct or indirect majority-owned subsidiary equal in aggregate market value of ten percent (10%) or more of the aggregate market value of either the corporation's consolidated assets or all of its outstanding stock; the issuance or transfer by the corporation or a direct or indirect majority-owned subsidiary of stock of the corporation or such subsidiary to the interested stockholder (except for certain transfers in a conversion or exchange or a pro rata distribution or certain other transactions, none of which increase the interested stockholder's proportionate ownership of any class or series of the corporation's or such subsidiary's stock or of the corporation's voting stock); or receipt by the interested stockholder (except proportionately as a stockholder), directly or indirectly, of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation or a subsidiary. The three-year moratorium imposed on business combinations by Section 203 does not apply if:

         (i) Prior to the date on which such stockholder becomes an interested stockholder the board of directors approves either the business combination or the transaction that resulted in the person or entity becoming an interested stockholder;

         (ii) Upon consummation of the transaction that made him or her an interested stockholder, the interested stockholder owns at least eighty-five percent of the corporation's voting stock outstanding at the time the transaction commenced (excluding from the eighty-five percent calculation shares owned by directors who are also officers of the target corporation and shares held by employee stock plans that do not give employee participants the right to decide confidentially whether to accept a tender or exchange offer); or

         (iii) On or after the date such person or entity becomes an interested stockholder, the board approves the business combination and it is also approved at a stockholder meeting by sixty-six and two-thirds percent of the outstanding voting stock not owned by the interested stockholder.

         Section 203 only applies to certain publicly held corporations that have a class of voting stock that is

         (i) Listed on a national securities exchange;

         (ii) Quoted on an interdealer quotation system of a registered national securities association; or

         (iii) Held of record by more than 2,000 stockholders.

         Although a Delaware corporation to which Section 203 applies may elect not to be governed by Section 203, CONCORD-DEL does not intend to so elect.

         Section 203 will encourage any potential acquirer to negotiate with the Company's Board of Directors. Shareholders should note, however, that the application of Section 203 to CONCORD-DEL will confer upon the Board the power to reject a proposed business combination in certain circumstances, even though a potential acquirer may be offering a substantial premium for CONCORD-DEL's shares over the then-current market price. Section 203 would also discourage certain potential acquirers unwilling to comply with its provisions.

INTERESTED DIRECTOR TRANSACTIONS

         Under both Delaware and Colorado law, contracts or transactions in which one or more of a corporation's directors has an interest are generally not void or voidable because of such interest provided that certain conditions, such as obtaining the required approval and fulfilling the requirements of good faith and full disclosure, are met. With certain exceptions, the conditions are similar under Delaware and Colorado law. To authorize or ratify the transaction, under Colorado law (a) either the shareholders or the disinterested members of the board of directors must approve any such contract or transaction in good faith after full disclosure of the material facts, or (b) the contract or transaction must have been fair as to the corporation. The same requirements apply under Delaware law, except that the fairness requirement is tested as of the time the transaction is authorized, ratified or approved by the board, the shareholders or a committee of the board. If board approval is sought, the contract or transaction must be approved by a majority vote of the disinterested directors (though less than a majority of a quorum), except that interested directors may be counted for purposes of establishing a quorum.

LOANS TO DIRECTORS AND OFFICERS

Note: The Sarbanes Oxley Act effectively prohibited loans to officers and directors of Companies.

Colorado
--------

         The board of directors cannot make a loan to a director or officer (or any entity in which such person has an interest), or guaranty any obligation of such person or entity, until at least ten days after notice has been given to the shareholders who would be entitled to vote on the transaction if it were being submitted for shareholder approval.

Delaware
--------

         The board of directors may make loans to, or guaranties for, directors and officers on such terms as they deem appropriate whenever, in the board's judgment, the loan can be expected to reasonably benefit the corporation.

SHAREHOLDER DERIVATIVE SUITS

         Under both Delaware and Colorado law, a stockholder may bring a derivative action on behalf of the corporation only if the stockholder was a stockholder of the corporation at the time of the transaction in question or if his or her stock thereafter devolved upon him or her by operation of law.

Colorado
--------

         Provides that the corporation or the defendant in a derivative suit may make a motion to the court for an order requiring the plaintiff shareholder to furnish a security bond.

Delaware
--------

         Delaware does not have a similar bonding requirement.

APPRAISAL/DISSENTERS' RIGHTS

         Under both Delaware and Colorado law, a shareholder of a corporation participating in certain major corporate transactions may, under varying circumstances, be entitled to appraisal/dissenters' rights pursuant to which such shareholder may receive cash in the amount of the fair market value of his or her shares in lieu of the consideration he or she would otherwise receive in the transaction. Under both Delaware and Colorado law, such fair market value is determined exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation.

Colorado
--------

         Dissenters' rights are not available to shareholders of a corporation surviving a merger if no vote of the stockholders of the surviving corporation is required to approve the merger or share exchange under certain provisions of Colorado law.

         Dissenters' rights are not available to shareholders of a Colorado corporation with respect to a merger or consolidation by a corporation the shares of which are either listed on a national securities exchange or are held of record by more than 2,000 holders if such stockholders receive only shares of the surviving corporation or shares of any other corporation that are either listed on a national securities exchange or held of record by more than 2,000 holders, plus cash in lieu of fractional shares of such corporations, or (c) to stockholders of a corporation surviving a merger if no vote of the stockholders of the surviving corporation is required to approve the merger under certain provisions of Colorado law.

Delaware
--------

         Appraisal rights are not available (a) with respect to the sale, lease or exchange of all or substantially all of the assets of a corporation, (b) with respect to a merger or consolidation by a corporation the shares of which are either listed on a national securities exchange or are held of record by more than 2,000 holders if such stockholders receive only shares of the surviving corporation or shares of any other corporation that are either listed on a national securities exchange or held of record by more than 2,000 holders, plus cash in lieu of fractional shares of such corporations, or (c) to stockholders of a corporation surviving a merger if no vote of the stockholders of the surviving corporation is required to approve the merger under certain provisions of Delaware law.

DISSOLUTION

Colorado
--------

         If the board of directors initially approves the dissolution, it may be approved by a simple majority of the outstanding shares of the corporation's stock entitled to vote. In the event of such a board-initiated dissolution, Colorado law allows a Colorado corporation to include in its certificate of incorporation a supermajority (greater than a simple majority) voting requirement in connection with dissolutions. Under Colorado law, shareholders may only initiate dissolution by way of a judicial proceeding.

Delaware
--------

         Unless the board of directors approves the proposal to dissolve, the dissolution must be approved by all the stockholders entitled to vote thereon. Only if the board of directors initially approves the dissolution may it be approved by a simple majority of the outstanding shares of the corporation's stock entitled to vote. In the event of such a board initiated dissolution, Delaware law allows a Delaware corporation to include in its certificate of incorporation a supermajority (greater than a simple majority) voting requirement in connection with dissolutions. CONCORD-DEL's Certificate of incorporation contains no such supermajority requirement, however, and a majority of the outstanding shares entitled to vote, voting at a meeting at which a quorum is present, would be sufficient to approve a dissolution of CONCORD-DEL that had previously been approved by its Board of Directors.

AMENDMENT TO THE ARTICLES (CERTIFICATE) OF INCORPORATION

Colorado
--------

         Pursuant to the CBCA, amendments to the Colorado Company's Articles of Incorporation, as amended, must be submitted to a shareholder vote if proposed either by the Board of Directors or by the holders of shares representing at least 10% of all of the votes entitled to be cast on the amendment. The Board of Directors need not recommend the amendment to the shareholders if the amendment is proposed by the shareholders or if the Board of Directors determines that because of a conflict of interest or other special circumstances it should make no recommendation with respect to the amendment. Among other consequences, this aspect of the CBCA may limit the effectiveness of any anti-takeover provisions contained in a corporation's articles of incorporation. The Colorado Company's articles of incorporation, as amended, do not impose any supermajority voting requirements upon proposed amendments to the articles.

Delaware

         Under the DGCL, a proposed amendment to a corporation's certificate of incorporation may not be submitted to a vote of stockholders without the approval of the board of directors. To the extent the Delaware Company's certificate of incorporation includes provisions that would make a hostile takeover of the Delaware Company more difficult, this aspect of the DGCL would prevent those provisions from being amended or removed without the consent of the board of directors of the Delaware Company, and may therefore have anti-takeover effects.

AMENDMENT TO THE BYLAWS

Colorado
--------

         Under the Colorado Company's bylaws, the board of directors may amend or repeal the bylaws unless, as to any particular bylaw adopted, amended or repealed by the shareholders, the shareholders have previously provided expressly that the board of directors may not amend or repeal such bylaw. The Colorado Company's shareholders may amend or repeal the bylaws even though the bylaws may also be amended or repealed by the board of directors.

Delaware
--------

         The bylaws of the Delaware Company provide that the board of directors of the Delaware Company may amend or repeal the bylaws of the Delaware Company at any meeting by a majority of the directors present at a meeting at which a quorum is present. The Delaware Company's stockholders may amend or repeal the bylaws even though the bylaws may also be amended or repealed by the board of directors.

BUSINESS COMBINATION STATUTE

Colorado
--------

         The CBCA does not contain any business combination provisions.

Delaware
--------

         Section 203 of the DGCL provides for a three-year moratorium on certain business combination transactions with "interested stockholders" (generally, persons who beneficially own 15% or more of the corporation's outstanding voting stock). The Delaware Company has opted out of Section 203 of the DGCL in the Delaware Company's certificate of incorporation.

EXAMINATION OF BOOKS AND RECORDS

Colorado
--------

         Under the CBCA and the Colorado Company's bylaws, any record or beneficial shareholder of the Colorado Company may, upon five days' written demand, inspect certain records, including shareholder proposals, minutes of shareholder meetings, communications with shareholders and recent financial statements. In addition, upon five days' written demand, any such shareholder may inspect the list of shareholders and certain other corporate records, including minutes of the meetings of board of directors of the Colorado Company, if the shareholder either (i) has been a shareholder for at least three months or (ii) is a shareholder of at least 5% of all outstanding shares of any class of shares when the demand is made, provided that the demand is made in good faith for a proper purpose reasonably related to such person's interests as a shareholder.

Delaware
--------

         Under the DGCL, the inspection rights of the stockholders of the Delaware Company are the same as under Colorado law, except: (i) there is no requirement that a stockholder has been a stockholder for at least three months or is a stockholder of at least 5% of all outstanding shares of any class of shares when the demand is made, and (ii) if the Delaware Company refuses to permit inspection or does not reply to the demand within five business days after the demand has been made, the stockholder may apply to the Court of Chancery for an order to compel such inspection.

RIGHTS OF THE COLORADO COMPANY'S DISSENTING STOCKHOLDERS

         If the Merger is approved by the Colorado Company's stockholders, a stockholder of the Colorado Company objecting to its terms may seek relief under Sections 101 to 302 of Chapter 113 of Title 7 of the CBCL. An outline of those sections follows and is qualified by reference to the full text of those sections attached hereto as Annex E. Failure to comply with the applicable requirements of the CBCA may result in a termination or waiver of the rights of the dissenting stockholder.

1. A stockholder claiming dissenter's rights under Section 102 or 103 in connection with the Merger must be a record or beneficial owner of stock of the Colorado Company on the record date set for determining the stockholders entitled to vote on the Merger. A dissenting beneficial owner who is not a record owner of stock (for example, the owner of shares held in "street name" by a broker) must assert his dissenter's rights in coordination with and in the name of the record holder.

2. If the dissenting stockholder claims dissenter's rights in connection with the Merger, he must not have voted any of the shares he owns "For" the Merger. Failing to vote or abstaining from voting does not waive the dissenting stockholder's rights. A proxy card returned to the Colorado Company signed, but not marked to specify voting instructions, will be voted "For" the Merger and will be deemed a waiver of the dissenter's rights.

3. The dissenting stockholder must deliver to the Colorado Company, before the vote is taken, and may do so by delivering to the Colorado Company addressed to the Corporate Secretary, a written demand for payment to him of the fair value of his shares, stating his address, the number of shares as to which he seeks to assert his rights, and the amount claimed as the fair value of such shares. Voting against the Merger does not constitute a written demand.

4. If the Merger is authorized at the meeting and the Merger is effected, the Delaware Company, as the surviving company in the Merger, must deliver to the dissenting stockholder no later than 10 days after the Merger is effected a notice stating: (i) where demand for payment must be sent and the stockholders' stock certificates must be deposited, and (ii) supply a form for demanding payment that includes the dates of the first announcement to the media or stockholders of the terms of the Merger.

5. A dissenter who receives such notice must demand payment, certify that he acquired beneficial ownership before the date required to be set forth in the dissenter's notice of certification and deposit his share certificates. A dissenter waives his right to demand payment unless he notifies the Delaware Company, as surviving corporation in the Merger, of his demand in writing within 30 days after the corporation made or offered payment for his shares. The Delaware Company, as the surviving corporation in the Merger, may restrict the transfer of shares not represented by a certificate from the date the demand for payment is received.

6. If the Delaware Company and the stockholder do not agree on the fair value of the shares, the Delaware Company must, within 60 days after receiving demand for payment petition the district court in Denver County, Colorado, to determine the fair value of the share and accrued interest or pay the dissenter the amount demanded. Interest on the fair value as well as costs of the proceedings, including reasonable compensation to any appraiser appointed by the court, are to be determined and apportioned as the court considers equitable.

7. If the right to receive the fair value is terminated other than by the purchase by the Delaware Company of the dissenting stockholder's shares, then, at the time of termination, all rights will be restored and any distributions which would have been made with respect to the shares will be made to the record owner or the shares at the time of termination.

THE BOARD RECOMMENDS A VOTE "FOR" THE PROPOSED REDOMICILE TO DELAWARE.

Proposal #3:  REVERSE SPLIT OF COMMON STOCK ISSUED AND OUTSTANDING

         We are asking shareholders to approve a pro-rata reverse split of our common stock, by which up to each three shares would become one share. Fractional shares will be rounded up to the next whole share. The effective date of the reverse split will be when the Board decides to effectuate the split within one year after date of the meeting. This is not a "going private" transaction, and no shareholders will be reduced to less than one share.

         We believe the recent per share price of the common stock has had a negative effect on the marketability of the existing shares, the amount and percentage of transaction costs paid by individual stockholders, and impairs the potential ability of the Company to raise capital by issuing new shares due to the low price.

         We believe that reverse split will be advantageous to us and to all shareholders, because it may provide the opportunity for higher share prices based upon fewer shares. It is also a factor that most brokerage houses do not permit or favor lower-priced stocks to be used as collateral for margin accounts. Certain polices and practices of the securities industry may tend to discourage individual brokers within those firms from dealing in lower-priced stocks. Some of those polices and practices involve time-consuming procedures that make the handling of lower priced stocks economically unattractive. The brokerage commissions on the purchase or sale of lower priced stocks may also represent a higher percentage of the price than the brokerage commission on higher priced stocks.

         Shareholders should note that, after the reverse split, the number of our authorized shares will remain unchanged, while the number of issued and outstanding shares of our company will be reduced by the factor of the reverse, i.e. up to one for three shares. It is important to realize that the issuance of additional shares is in the discretion of the Board of Directors, in their best business judgment, and our shareholders will have no right to vote on future issuances of shares except in the event of a merger under Colorado law. This means that, effectively, our shareholders will have no ability or capacity to prevent dilution by the issuance of substantial amounts of additional shares for consideration that could be considerably less than what our existing shareholders paid for their shares. In many events, control of our company could effectively be changed by issuances of shares without shareholder approval.

         As a general rule, potential investors who might consider making investments in our company will refuse to do so when the company has a large number of shares issued and outstanding with no equity. In other words, the "dilution" which new investors would suffer would discourage them from investing, as general rule of experience. A reduction in the total outstanding shares may, without any assurance, make our capitalization structure more attractive.

         While our acceptability for ultimate listing on one of the NASDAQ markets or an exchange is presently very remote, we believe that it is in the interests of our company to adjust our capital structure in the direction of conformity with the NASDAQ structural requirements. At the current date, even with the proposed changes we would not meet NASDAQ criteria. NASDAQ requirements change constantly. There is no assurance that the proposed changes with meet
NASDAQ requirements or any other exchange when, and if, we are otherwise qualified. There is no assurance that we will qualify for NASDAQ.

         Once the reverse split has occurred, the Company may then be better structured to seek equity financing, because investors shy away from the very high dilution which would occur if an investment were made in the current structure. There is no assurance that the Company will have any success in seeking equity financing.

Future Dilutive Transactions

         It is emphasized that management of the Company may effect transactions having a potentially adverse impact upon the Company's stockholders pursuant to the authority and discretion of the Company's management to complete share issuances without submitting any proposal to the stockholders for their consideration. Holders of the Company's securities should not anticipate that the Company necessarily will furnish such holders with any documentation concerning the proposed issuance prior to any share issuances. All determinations (except involving a merger where the number of shares of common stock of the Company issued will equal more than 20% of the issued and outstanding shares of common stock of the Company prior to the transaction) involving share issuances are in the discretion and business judgment of the Board of Directors in their exercise of fiduciary responsibility, but require a determination by the Board that the shares are being issued for fair and adequate consideration.

         The issuance of additional shares in future transactions will allow the following types of actions or events to occur without the current stockholders being able to effectively prevent such actions or events:

         1. Dilution may occur due to the issuance of additional shares. The percentage ownership of the Company by the existing shareholders may be diluted from 100% now, to as little, after the reverse split, as 0.8% upon completion of the reverse if new shares are thereafter issued.

         2. Control of the Company by stockholders may change due to new issuances.

         3. The election of the Board of Directors will be dominated by new large stockholders, effectively blocking current stockholders from electing directors.

         4. Business plans and operations may change.

         5. Mergers, acquisitions, or divestitures may occur which are approved by the holders of the newly issued shares.

         In the future event that the Board continues to issue shares for capital, services, or acquisitions, the present management and stockholders of the Company most likely will not have control of a majority of the voting shares of the Company.

         It is likely that the Company may acquire other compatible business opportunities through the issuance of common stock of the Company. Although the terms of any such transaction cannot be predicted, this could result in substantial additional dilution in the equity of those who were stockholders of the Company prior to such issuance. There is no assurance that any future issuance of shares will be approved at a price or value equal to or greater than the price which a prior stockholder has paid, or at a price greater than the then current market price. Typically, unregistered shares are issued at less than market price due to their illiquidity and restricted nature as a result of, among other things, the extended holding period and sales limitations which such shares are subject to.

               TABLE SHOWING EFFECT OF REVERSE SPLIT ONE FOR THREE

       Shares Pre-Reverse                                 Shares Post-Reverse
----------------------------------------- --------------------------------------

              100                                                 33

              200                                                 67

              300                                                 100

              400                                                 134

              500                                                 167

             1,000                                                334

             2,000                                                667

             3,000                                               1000

             4,000                                               1334

             5,000                                               1667

             10,000                                              3334

             20,000                                              6667

             50,000                                             16,667

            100,000                                             33,334

         There is no assurance that any effect of the price of our stock will result, or that the market price for our common stock, immediately or shortly after the proposed changes, if approved, will rise, or that any rise which may occur will be sustained. Market conditions obey their own changes in investor attitudes and external conditions. We are proposing the steps we deem the best calculation to meet the market attractively, however we cannot control the markets reaction.

         Dissenting shareholders have no appraisal rights under Colorado law, or Delaware law if the concurrently proposed redomicile is completed, or pursuant to our constituent documents of incorporation or bylaws, in connection with the proposed reverse split.

         Fractional Shares. Fractional shares will be rounded up to the next whole share.

         The reverse stock split may leave certain stockholders with one or more "odd lots" of new common stock, i.e., stock in amounts of less than 100 shares. These odd lots may be more difficult to sell or require greater transaction cost per share to sell than shares in even multiples of 100. There are frequently situations where transaction costs for odd lots in penny stocks exceed the net proceeds realized from a sale of the odd lot, effectively rendering the odd lot valueless to the holder.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE REVERSE SPLIT

         In the event that the ballot is left blank for a proposal, it will be deemed a "For" vote.

Proposal 4: AMENDMENT TO ARTICLES OF INCORPORATION NAME CHANGE

         We are asking shareholders to authorize a change in the name of the company, after reincorporation in Delaware, to a new name to be chosen in the discretion of the Board of Directors. This will require an amendment to our Articles of Incorporation.

         We believe that the amendment to our Articles of Incorporation is in the best interest of our Company as to adopting a name which maybe related to a new business attempt, in which the Company may engage.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NAME CHANGE.


Proposal 5: APPOINTMENT OF LARRY O'DONNELL, CPA, P.C.

         Larry O'Donnell, CPA, P.C., Independent Public Accountants, of Aurora, Colorado have been appointed as the Certifying Accountants for the period through fiscal year 2008 and shareholders are asked to ratify such appointment. Ratification of the appointment of Larry

O'Donnell, CPA, P.C., as the Company's independent public accountants for the fiscal year ending December 31, 2008 will require the affirmative vote of a majority of the shares of Common Stock represented in person or by proxy and entitled to vote at the Annual Meeting. In the event the stockholders do not ratify the appointment of Larry O'Donnell, CPA, P.C. for the forthcoming fiscal year, such appointment will be reconsidered by the Board. Representatives of Larry O'Donnell, CPA, P.C. are not expected to be present at the Annual Meeting and will not make statements.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION OF THE COMPANY'S INDEPENDENT ACCOUNTANTS.

         In the event that the ballot is left blank for a proposal, it will be deemed a "For" vote.

                         FINANCIAL AND OTHER INFORMATION

         Reference is made to the financial statements and other information included in the Company's Annual Report on Form 10-KSB for the period ended December 31, 2007 (as filed with the Securities and Exchange Commission on February 1, 2008), which is incorporated herein by reference. A Copy of such report is included in this mailing. If you do not receive a copy of such report, the Company undertakes to provide to you, without charge, upon a written or oral request by you and by first class mail or other equally prompt means within one business day of receipt of such request, a copy of such report. Written requests for such report should be addressed to the Office of the President, Concord Ventures, Inc., 2460 W. 26th Ave., Suite 380-C, Denver, CO 80211.

                              SHAREHOLDER PROPOSALS

         Shareholders are entitled to submit proposals on matter appropriate for shareholder action consistent with regulations of the Securities and Exchange Commission. Should a shareholder intend to present a proposal at next year's annual meeting, it must be received by David Cutler, the President of the Company, at Concord Ventures, Inc., 2460 W. 26th Ave., Suite 380-C, Denver, Colorado 80211, no later than 30 days prior to fiscal year end, in order to be included in the Company's proxy statement and form of proxy relating to that meeting. It is anticipated that the next annual meeting will be held in June, 2009.

                                  OTHER MATTERS

         The Board is not aware of any other matter other than those set forth in this Proxy Statement that will be presented for action at the Annual Meeting. If other matters properly come before the Annual Meeting, the persons named as proxies intend to vote the shares they represent in accordance with their best judgment in the interest of the Company.

Dated: April 8, 2008                    CONCORD VENTURES, INC.

                                         By the order of the Board of Directors

                                         /s/ David Cutler
                                         -----------------------------------
                                         David Cutler, President, CEO, CFO and
                                         Director

                                    ANNEX A

                                     BALLOT

              -----------------------------------------------------


                             CONCORD VENTURES, INC.
                         2460 W. 26th Ave., Suite 380-C
                                Denver, CO 80211
                                 (303) 380-8280

                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

         The undersigned hereby appoints David Cutler proxy, with full power of substitution, for and in the name or names of the undersigned, to vote all shares of Common Stock of Concord Ventures, Inc. held of record by the undersigned at the Annual Meeting of Stockholders to be held on April 29, 2008, at 10:00 a.m. Mountain Time, at 7609 Ralston Road, Arvada, CO 80002, and at any adjournment thereof, upon the matters described in the accompanying Notice of Annual Meeting and Proxy Statement, receipt of which is hereby acknowledged, and upon any other business that may properly come before, and matters incident to the conduct of, the meeting or any adjournment thereof. Said person is directed to vote on the matters described in the Notice of Annual Meeting and Proxy Statement as follows, and otherwise in their discretion upon such other business as may properly come before, and matters incident to the conduct of, the meeting and any adjournment thereof.

         1. To elect three (3) directors to hold office until the next annual meeting of stockholders or until their respective successors have been elected and qualified:

         Nominees: David Cutler, Wesley Whiting, and Redgie Green

         [_] FOR: nominees listed above (except as marked to the contrary below).

         [_] WITHHOLD authority to vote for nominee(s) specified below.

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), write the applicable name(s) in the space provided below.

------------------------------------------------------

         2. To consider and act upon a proposal to authorize the Company to re-incorporate in the State of Delaware and with a concurrent name change to CCVG, because Concord Ventures, Inc. is not available in Delaware.

         [_] FOR                   [_] AGAINST                      [_] ABSTAIN

         3. To authorize a reverse split of the common stock issued and out-standing on a one new share for three old shares basis. (Requires an Amendment to the Articles of Incorporation.)

         [_] FOR                   [_] AGAINST                      [_] ABSTAIN

         4. To authorize a change in the name of the Company to a new name to be chosen in the discretion of the Board of Directors. (Requires an amendment to the Articles of Incorporation.)

         [_] FOR                   [_] AGAINST                      [_] ABSTAIN

         5. To ratify the appointment of our auditors, Larry O'Donnell, CPA, PC.

         [_] FOR                   [_] AGAINST                      [_] ABSTAIN


YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU MAY SIGN AND RETURN THIS PROXY CARD IN THE ENCLOSED ENVELOPE.

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE STATED PROPOSALS.


Number of shares owned ________________



-------------------------------------        -----------------------------------
Signature of Stockholder                     Signature if held jointly

Printed name: _______________________        Printed name: _____________________

Address: ____________________________

         ----------------------------

                                             Dated: ______________________, 2008

IMPORTANT: If shares are jointly owned, both owners should sign. If signing as attorney, executor, administrator, trustee, guardian or other person signing in a representative capacity, please give your full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

ANNEX B

                             CONCORD VENTURES, INC.,
                             A COLORADO CORPORATION
                                       AND
                                   CCVG, INC.,
                             A DELAWARE CORPORATION


                          AGREEMENT AND PLAN OF MERGER

         This Agreement and Plan of Merger (this "Agreement") is entered into as of _________________, 2008, by and between Concord Ventures, Inc., Inc., a Colorado corporation ("CCV-COL"), and CCVG, Inc., a Delaware corporation ("CCVG-DEL"). CCV-COL and CCVG-DEL are sometimes referred to herein as the "Constituent Corporations."

         WHEREAS, CCV-COL was incorporated under the laws of the State of Colorado on August 1998 and has authorized capital stock of 100,000,000 shares of stock, $0.0001 par value per share (the "CCV-COL Common Stock") of which 2,257,986 shares are issued and outstanding;

         WHEREAS, CCVG-DEL was incorporated under the laws of the State of Delaware on _________________, 2008 and has authorized capital stock of 100,000,000 shares of common stock, par value $0.0001 per share (the "CCVG-DEL Common Stock") of which one share is issued and outstanding;

         WHEREAS, the respective Board of Directors of CCV-COL and CCVG-DEL deem it advisable and in the best interests of their respective corporations that CCV-COL merge with and into CCVG-DEL (the "Merger") and to enter into and perform this Agreement pursuant to the laws of Colorado and Delaware, as applicable;

         WHEREAS, the Board of Directors of CCV-COL has approved and the shareholders of CCV-COL have approved this Agreement pursuant to the Colorado Business Corporation Act; and

         WHEREAS, the Board of Directors of CCVG-DEL has approved and the stockholders of CCV-DEL have approved this Agreement pursuant to Sections 251 and 252 of the Delaware General Corporation Law ("DGCL") and pursuant to Colorado Revised Statutes.

         NOW, THEREFORE, CCV-COL and CCVG-DEL hereby agree as follows:

         1. Merger. Subject to the terms and conditions hereof, CCV-COL shall be merged with and into CCVG-DEL, and the separate corporate existence of CCV-COL will cease, CCVG-DEL shall continue as the surviving corporation under the laws of the State of Delaware (the "Surviving Corporation") and the issued and outstanding shares of the capital stock of CCV-COL shall be converted into shares of the capital stock of CCVG-DEL as provided in
Section 6 below, effective upon the filing of the Certificate of Merger with the Secretary of State of Delaware (the "Effective Date").


         2. Registered Office of Surviving Corporation. The registered office of the Surviving Corporation after the Merger will be 2711 Centerville Road, Suite 400, City of Wilmington, County of New Castle, Delaware and the name of the registered agent of the Surviving Corporation at such address will be The Corporation Service Company.

         3. Certificate of Incorporation. The Certificate of Incorporation of CCVG-DEL in effect immediately prior to the Merger will continue to be the Certificate of Incorporation of the Surviving Corporation immediately upon and after the Merger.

         4. By-Laws. The By-Laws of CCVG-DEL in effect immediately prior to the Merger will continue to be the By-Laws of the Surviving Corporation immediately upon and after the Merger.

         5. Officers and Directors. The directors and the officers of CCV-COL immediately prior to the Merger shall be the directors and officers of the Surviving Corporation immediately upon and after the Merger, until their respective successors are duly elected and qualified.

         6. Conversion of CCV-COL Shares. Upon the Effective Date, by virtue of the Merger and without any further action on the part of the Constituent Corporations or their respective shareholders or stockholders, all of the shares of the CCV-COL Common Stock issued and outstanding immediately prior to the Merger shall automatically be converted on a one for one basis into fully paid and non-assessable shares of the CCVG-DEL Common Stock.

         7. Cancellation of CCVG-DEL Share. Upon the Effective Date, by virtue of the Merger and without any further action on the part of the Constituent Corporations or their respective shareholders or stockholders, the one share of CCVG-DEL Common Stock issued and outstanding immediately prior to the Merger shall automatically be canceled.

         8. Stock Certificates. On and after the Effective Date, all of the outstanding certificates which prior to that time represented shares of CCV-COL Common Stock shall be deemed for all purposes to evidence ownership of and to represent the shares of CCVG-DEL Common Stock into which the shares of CCV-COL Common Stock represented by such certificates have been converted as herein provided and shall be so registered on the books and records of CCVG-DEL or its transfer agent. The registered owner of any such outstanding stock certificate shall, until such certificate shall have been surrendered for exchange, transfer or conversion or otherwise accounted for to CCVG-DEL or its transfer agent, have and be entitled to exercise any voting and other rights with respect to and to receive any dividend and other distributions upon the shares of CCVG-DEL evidenced by such outstanding certificate as above provided.

         9. Status and Rights of Surviving Corporation. Immediately after the Merger, the Surviving Corporation shall possess all the rights, privileges and powers, of a public as well as a private nature, of CCV-COL, and all property, real, personal and mixed, whether tangible or intangible, and all debts due to CCV-COL shall be vested in the Surviving Corporation and all and every other interest of CCV-COL shall be thereafter the property of the Surviving Corporation as effectively as they were of CCV-COL, and the title to any real estate, whether by deed or otherwise, vested in CCV-COL or the Surviving Corporation, shall not revert or be in any way impaired by reason of the Merger. Immediately after the Merger, all rights of creditors and all liens upon any property of the parties hereto shall be preserved unimpaired, and all debts, liabilities, obligations, and duties of the parties hereto shall thenceforth attach to the Surviving Corporation, and may be enforced against the Surviving Corporation to the same extent as if said debts, liabilities, obligations and duties had been incurred or contracted by it.

         10. Further Assurances. From time to time, as and when required by CCVG-DEL or by its successors and assigns, including, without limitation, the Surviving Corporation, there shall be executed and delivered on behalf of CCV-COL such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other action, as shall be appropriate or necessary in order to vest, perfect in, to conform of record or otherwise in the Surviving Corporation the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of CCV-COL and otherwise to carry out the purposes of this Agreement, and the officers and directors of CCVG-DEL are fully authorized in the name and on behalf of CCV-COL or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

         11. Termination. Notwithstanding the approval of this Agreement by the shareholders of CCV-COL, this Agreement may be terminated by the mutual consent of the Boards of Directors of the parties hereto at any time prior to the Effective Date.

         12. Amendment. This Agreement may be amended by the mutual consent of the Boards of Directors of the parties hereto prior to the filing of this Agreement or related Certificate of Merger subject to the restrictions of
Section 251(d) of the DGCL.

         13. Miscellaneous. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same document. This Agreement constitutes the entire agreement of the parties which respect to the subject matter hereof and supersedes any prior or contemporaneous agreements, oral or written, relating thereto.

                [Remainder of this page intentionally left blank]

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement and Plan of Merger as of the date first written above.

CONCORD VENTURES, INC.,
a Colorado corporation


By:____________________________________
Name: David J. Cutler
Title: President and Chief Executive Officer

CCVG, INC.,
a Delaware corporation


By:____________________________________
Name: David J. Cutler
Title: President and Chief Executive Officer

ANNEX C

                          CERTIFICATE OF INCORPORATION

                                       OF

                                   CCVG, INC.


         1.  The name of the corporation is CCVG, Inc. (the "Corporation").

         2. The Registered Office of the Corporation in the State of Delaware is to be located at 2711 Centerville Road, Suite 400, Wilmington, County of New Castle, Zip Code 19808. The Registered Agent in charge thereof is Corporation Service Company, in the County of New Castle.

         3. The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

         4. The total number of shares of stock which the Corporation shall have authority to issue is One Hundred Million (100,000,000), consisting of One Hundred Million (100,000,000) shares of Common Stock, $0.0001 with such classes, rights and privileges as maybe hereafter designated.

         5.  The name and mailing address of the incorporator are as follows:

         Name                                                 Address
         ----                                                 -------
         Michael A. Littman                                   7609 Ralston Road
                                                              Arvada, CO 80002

         6. After the original or other By-Laws of the Corporation have been adopted, amended, or repealed, as the case may be. in accordance with the provisions of Section 109 of the General Corporation Law of the State of Delaware, and after the Corporation has received any payment for any of its stock, the power to adopt, amend, or repeal the By-Laws of the Corporation may be exercised by the Board of Directors of the Corporation.

         7. To the fullest extent permitted by the General Corporation Law of Delaware, no director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except that a director shall not be relieved from liability:
(a) for any breach of the director's duty of loyalty to the Corporation or its stockholders; (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (c) under Section 174 of the General Corporation Law of Delaware; or (d) for any transaction from which the director derived an improper personal benefit.

         I, THE UNDERSIGNED, for the purpose of forming a corporation under the laws of the State of Delaware, do make, file and record this Certificate, and do certify that the facts herein stated are true, and I have accordingly hereunto set my hand this _____ day of April, 2008.

                                             CCVG, INC.



                                             ----------------------------
                                             Incorporator

ANNEX D


                                   BY-LAWS OF
                                   CCVG, INC.,

                      (AS ADOPTED _________________, 2008)

                                    ARTICLE I

                                     OFFICES

1.1 REGISTERED OFFICE.

         The registered office of CCVG, Inc., (the "Corporation") in the State of Delaware shall be at 2711 Centerville Road, Suite 400, Wilmington, Delaware 19080, County of New Castle, and the registered agent in charge thereof shall be Corporation Service Company.

1.2 OTHER OFFICES.

         The Corporation may also have an office or offices at any other place or places within or outside the State of Delaware.

                                   ARTICLE II

                     MEETING OF STOCKHOLDERS; STOCKHOLDERS'
                           CONSENT IN LIEU OF MEETING

2.1 ANNUAL MEETINGS.

         The annual meeting of the stockholders for the election of directors, and for the transaction of such other business as may properly come before the meeting, shall be held at such place, date and hour as shall be fixed by the Board of Directors (the "Board") and designated in the notice or waiver of notice thereof, except that no annual meeting need be held if all actions, including the election of directors, required by the General Corporation Law of the State of Delaware (the "Delaware Statute") to be taken at a stockholders' annual meeting are taken by written consent in lieu of meeting pursuant to
Section 2.10 of this Article II.

2.2 SPECIAL MEETINGS.

         A special meeting of the stockholders for any purpose or purposes may be called by the Board, the Chairman, the President or the record holders of at least a majority of the issued and outstanding shares of Common Stock of the Corporation, to be held at such place, date and hour as shall be designated in the notice or waiver of notice thereof.

2.3 NOTICE OF MEETINGS.

         Except as otherwise required by statute, the Certificate of Incorporation of the Corporation (the "Certificate") or these By-laws, notice of each annual or special meeting of the stockholders shall be given to each stockholder of record entitled to vote at such meeting not less than 10 nor more than 60 days before the day on which the meeting is to be held, by delivering written notice thereof to him personally, or by mailing a copy of such notice, postage prepaid, directly to him at his address as it appears in the records of the Corporation, or by transmitting such notice thereof to him at such address by telegraph, cable or other telephonic transmission. Every such notice shall state the place, the date and hour of the meeting, and, in case of a special meeting, the purpose or purposes for which the meeting is called. Notice of any meeting of stockholders shall not be required to be given to any stockholder who shall attend such meeting in person or by proxy, or who shall, in person or by his attorney thereunto authorized, waive such notice in writing, either before or after such meeting. Except as otherwise provided in these By-laws, neither the business to be transacted at, nor the purpose of, any meeting of the stockholders need be specified in any such notice or waiver of notice. Notice of any adjourned meeting of stockholders shall not be required to be given, except when expressly required by law.

2.4 QUORUM.

         At each meeting of the stockholders, except where otherwise provided by the Certificate or these By-laws, the holders of a majority of the issued and outstanding shares of Common Stock of the Corporation entitled to vote at such meeting, present in person or represented by proxy, shall constitute a quorum for the transaction of business. In the absence of a quorum, a majority in interest of the stockholders present in person or represented by proxy and entitled to vote, or, in the absence of all the stockholders entitled to vote, any officer entitled to preside at, or act as secretary of, such meeting, shall have the power to adjourn the meeting from time to time, until stockholders holding the requisite amount of stock to constitute a quorum shall be present or represented. At any such adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the meeting as originally called.

2.5 ORGANIZATION.

         Unless otherwise determined by the Board, at each meeting of the stockholders, one of the following shall act as chairman of the meeting and preside thereat, in the following order of precedence:

         (a) the Chairman, if any;

         (b) the President;

         (c) any director, officer or stockholder of the Corporation designated by the Board to act as chairman of such meeting and to preside thereat if the Chairman or the President shall be absent from such meeting; or

         (d) a stockholder of record who shall be chosen chairman of such meeting by a majority in voting interest of the stockholders present in person or by proxy and entitled to vote thereat.

         The Secretary or, if he shall be presiding over such meeting in accordance with the provisions of this Section 2.5 or if he shall be absent from such meeting, the person (who shall be an Assistant Secretary, if an Assistant Secretary has been appointed and is present) whom the chairman of such meeting shall appoint, shall act as secretary of such meeting and keep the minutes thereof.

2.6 ORDER OF BUSINESS.

         The order of business at each meeting of the stockholders shall be determined by the chairman of such meeting, but such order of business may be changed by a majority in voting interest of those present in person or by proxy at such meeting and entitled to vote thereat.

2.7 VOTING.

         Except as otherwise provided by law, the Certificate or these By-laws, at each meeting of the stockholders, every stockholder of the Corporation shall be entitled to one vote in person or by proxy for each share of Common Stock of the Corporation held by him and registered in his name on the books of the Corporation on the date fixed pursuant to Section 6.7 of Article VI as the record date for the determination of stockholders entitled to vote at such meeting. Persons holding stock in a fiduciary capacity shall be entitled to vote the shares so held. A person whose stock is pledged shall be entitled to vote, unless, in the transfer by the pledgor on the books of the Corporation, he has expressly empowered the pledgee to vote thereon, in which case only the pledgee or his proxy may represent such stock and vote thereon. If shares or other securities having voting power stand in the record of two or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, tenants by the entirety or otherwise, or if two or more persons have the same fiduciary relationship respecting the same shares, unless the Secretary shall be given written notice to the contrary and furnished with a copy of the instrument or order appointing them or creating the relationship wherein it is so provided, their acts with respect to voting shall have the following effect:

         (a) if only one votes, his act binds all;

         (b) if more than one votes, the act of the majority so voting binds all; and

         (c) if more than one votes, but the vote is evenly split on any particular matter, such shares shall be voted in the manner provided by law.

         If the instrument so filed shows that any such tenancy is held in unequal interests, a majority or even-split for the purposes of this Section 2.7 shall be a majority or even-split in interest. The Corporation shall not vote directly or indirectly any share of its own capital stock. Any vote of stock may be given by the stockholder entitled thereto in person or by his proxy appointed by an instrument in writing, subscribed by such stockholder or by his attorney thereunto authorized, delivered to the secretary of the meeting; provided, however, that no proxy shall be voted after three years from its date, unless said proxy provides for a longer period. At all meetings of the stockholders, all matters (except where other provision is made by law, the Certificate or these By-laws) shall be decided by the vote of a majority in interest of the stockholders present in person or by proxy at such meeting and entitled to vote thereon, a quorum being present. Unless demanded by a stockholder present in person or by proxy at any meeting and entitled to vote thereon, the vote on any question need not be by ballot. Upon a demand by any such stockholder for a vote by ballot upon any question, such vote by ballot shall be taken. On a vote by ballot, each ballot shall be signed by the stockholder voting, or by his proxy, if there be such proxy, and shall state the number of shares voted.

2.8 INSPECTION.

         The chairman of the meeting may at any time appoint one or more inspectors to serve at any meeting of the stockholders. Any inspector may be removed, and a new inspector or inspectors appointed, by the Board at any time. Such inspectors shall decide upon the qualifications of voters, accept and count votes, declare the results of such vote, and subscribe and deliver to the secretary of the meeting a certificate stating the number of shares of stock issued and outstanding and entitled to vote thereon and the number of shares voted for and against the question, respectively. The inspectors need not be stockholders of the Corporation, and any director or officer of the Corporation may be an inspector on any question other than a vote for or against his election to any position with the Corporation or on any other matter in which he may be directly interested. Before acting as herein provided, each inspector shall subscribe an oath faithfully to execute the duties of an inspector with strict impartiality and according to the best of his ability.

2.9 LIST OF STOCKHOLDERS.

         It shall be the duty of the Secretary or other officer of the Corporation who shall have charge of its stock ledger to prepare and make, at least 10 days before every meeting of the stockholders, a complete list of the stockholders entitled to vote thereat, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to any such meeting, during ordinary business hours, for a period of at least 10 days prior to such meeting, either at a place within the city where such meeting is to be held, which place shall be specified in the notice of the meeting or, if not so specified, at the place where the meeting is to be held. Such list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

2.10 STOCKHOLDERS' CONSENT IN LIEU OF MEETING.

         Any action required by the Delaware Statute to be taken at any annual or special meeting of the stockholders of the Corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, by a consent in writing, as permitted by the Delaware Statute.

                                   ARTICLE III

                               BOARD OF DIRECTORS

3.1 GENERAL POWERS.

         The business, property and affairs of the Corporation shall be managed by or under the direction of the Board, which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by law or by the Certificate directed or required to be exercised or done by the stockholders.

3.2 NUMBER AND TERM OF OFFICE.

         The number of directors shall be fixed from time to time by the Board. Directors need not be stockholders. Each director shall hold office until his successor is elected and qualified, or until his earlier death or resignation or removal in the manner hereinafter provided.

3.3 ELECTION OF DIRECTORS.

         At each meeting of the stockholders for the election of directors at which a quorum is present, the persons receiving the greatest number of votes, up to the number of directors to be elected, of the stockholders present in person or by proxy and entitled to vote thereon shall be the directors; provided, however, that for purposes of such vote no stockholder shall be allowed to cumulate his votes. Unless an election by ballot shall be demanded as provided in Section 2.7 of Article II, election of directors may be conducted in any manner approved at such meeting.

3.4 RESIGNATION, REMOVAL AND VACANCIES.

         Any director may resign at any time by giving written notice to the Board, the Chairman, the President or the Secretary. Such resignation shall take effect at the time specified therein or, if the time be not specified, upon receipt thereof; and unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

         Any director or the entire Board may be removed, with or without cause, at any time, by vote of the holders of a majority of the shares then entitled to vote at an election of directors or by written consent of the stockholders pursuant to Section 2.10 of Article II.

         Vacancies occurring on the Board for any reason may be filled by vote of the stockholders or by the stockholders' written consent pursuant to Section
2.10 of Article II, or by vote of the Board or by the directors' written consent pursuant to Section 3.6 of this Article III. If the number of directors then in office is less than a quorum, such vacancies may be filled by a vote of a majority of the directors then in office.

3.5 MEETINGS.

         (a) Annual Meetings. As soon as practicable after each annual election of directors, the Board shall meet for the purpose of organization and the transaction of other business, unless it shall have transacted all such business by written consent pursuant to Section 3.6 of this Article III.

         (b) Other Meetings. Other meetings of the Board shall be held at such times and at such places as the Board, the Chairman, the President or any director shall from time to time determine.

         (c) Notice of Meetings. Notice shall be given to each director of each meeting, including the time, place and purpose of such meeting. Notice of each such meeting shall be mailed to each director, addressed to him at his residence or usual place of business, at least two days before the date on which such meeting is to be held, or shall be sent to him at such place by telegraph, cable, wireless or other form of recorded communication, or be delivered personally or by telephone not later than the day before the day on which such meeting is to be held, but notice need not be given to any director who shall attend such meeting. A written waiver of notice, signed by the person entitled thereto, whether before or after the time of the meeting stated therein, shall be deemed equivalent to notice.

         (d) Place of Meetings. The Board may hold its meetings at such place or places within or outside the State of Delaware as the Board may from time to time determine, or as shall be designated in the respective notices or waivers of notice thereof.

         (e) Quorum and Manner of Acting. A majority of the total number of directors then in office shall be present in person at any meeting of the Board in order to constitute a quorum for the transaction of business at such meeting, and the vote of a majority of those directors present at any such meeting at which a quorum is present shall be necessary for the passage of any resolution or act of the Board, except as otherwise expressly required by law or these By-laws. In the absence of a quorum for any such meeting, a majority of the directors present thereat may adjourn such meeting from time to time until a quorum shall be present.

         (f) Organization. At each meeting of the Board, one of the following shall act as chairman of the meeting and preside thereat, in the following order of precedence:

                  (i) the Chairman, if any;

                  (ii) the President (if a director); or

                  (iii) any director designated by a majority of the directors present.

         The Secretary or, in the case of his absence, an Assistant Secretary, if an Assistant Secretary has been appointed and is present, or any person whom the chairman of the meeting shall appoint shall act as secretary of such meeting and keep the minutes thereof.

3.6 DIRECTORS' CONSENT IN LIEU OF MEETING.

         Any action required or permitted to be taken at any meeting of the Board may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by all of the directors then in office and such consent is filed with the minutes of the proceedings of the Board.

3.7 ACTION BY MEANS OF CONFERENCE TELEPHONE OR SIMILAR COMMUNICATIONS EQUIPMENT.

         Any one or more members of the Board may participate in a meeting of the Board by means of conference telephone or similar communications equipment by which all persons participating in the meeting can hear each other, and participation in a meeting by such means shall constitute presence in person at such meeting.

3.8 COMMITTEES.

         The Board may, by resolution or resolutions passed by a majority of the whole Board, designate one or more committees, such committee or committees to have such name or names as may be determined from time to time by resolution adopted by the Board, and each such committee to consist of one or more directors of the Corporation, which to the extent provided in said resolution or resolutions shall have and may exercise the powers of the Board in the management of the business and affairs of the Corporation and may authorize the seal of the Corporation to be affixed to all papers which may require it. A majority of all the members of any such committee may determine its action and fix the time and place of its meetings, unless the Board shall otherwise provide. The Board shall have power to change the members of any such committee at any time, to fill vacancies and to discharge any such committee, either with or without cause, at any time.

                                   ARTICLE IV

                                    OFFICERS

4.1 EXECUTIVE OFFICERS.

         The principal officers of the Corporation shall be a Chairman, if one is appointed (and any references to the Chairman shall not apply if a Chairman has not been appointed), a President, a Secretary and a Treasurer, and may include such other officers as the Board may appoint pursuant to Section 4.3 of this Article IV. Any two or more offices may be held by the same person.

4.2 AUTHORITY AND DUTIES.

         All officers, as between themselves and the Corporation, shall have such authority and perform such duties in the management of the Corporation as may be provided in these By-laws or, to the extent so provided, by the Board.

4.3 OTHER OFFICERS.

         The Corporation may have such other officers, agents and employees as the Board may deem necessary, including one or more Assistant Secretaries, one or more Assistant Treasurers and one or more Vice Presidents, each of whom shall hold office for such period, have such authority and perform such duties as the Board, the Chairman or the President may from time to time determine. The Board may delegate to any principal officer the power to appoint and define the authority and duties of, or remove, any such officers, agents or employees.

4.4 TERM OF OFFICE, RESIGNATION AND REMOVAL.

         All officers shall be elected or appointed by the Board and shall hold office for such term as may be prescribed by the Board. Each officer shall hold office until his successor has been elected or appointed and qualified or until his earlier death or resignation or removal in the manner hereinafter provided. The Board may require any officer to give security for the faithful performance of his duties.

         Any officer may resign at any time by giving written notice to the Board, the Chairman, the President or the Secretary. Such resignation shall take effect at the time specified therein or, if the time be not specified, at the time it is accepted by action of the Board. Except as aforesaid, the acceptance of such resignation shall not be necessary to make it effective.

         All officers and agents elected or appointed by the Board shall be subject to removal at any time by the Board or by the stockholders of the Corporation with or without cause.

4.5 VACANCIES.

         If the office of Chairman, President, Secretary or Treasurer becomes vacant for any reason, the Board shall fill such vacancy, and if any other office becomes vacant, the Board may fill such vacancy. Any officer so appointed or elected by the Board shall serve only until such time as the unexpired term of his predecessor shall have expired, unless reelected or reappointed by the Board.

4.6 THE CHAIRMAN.

         The Chairman shall give counsel and advice to the Board and the officers of the Corporation on all subjects concerning the welfare of the Corporation and the conduct of its business and shall perform such other duties as the Board may from time to time determine. Unless otherwise determined by the Board, he shall preside at meetings of the Board and of the Stockholders at which he is present.

4.7 THE PRESIDENT.

         Unless otherwise determined by the Board, the President shall be the chief executive officer of the Corporation. The President shall have general and active management and control of the business and affairs of the Corporation subject to the control of the Board and shall see that all orders and resolutions of the Board are carried into effect. The President shall from time to time make such reports of the affairs of the Corporation as the Board of Directors may require and shall perform such other duties as the Board may from time to time determine.

4.8 THE SECRETARY.

         The Secretary shall, to the extent practicable, attend all meetings of the Board and all meetings of the stockholders and shall record all votes and the minutes of all proceedings in a book to be kept for that purpose. He may give, or cause to be given, notice of all meetings of the stockholders and of the Board, and shall perform such other duties as may be prescribed by the Board, the Chairman or the President, under whose supervision he shall act. He shall keep in safe custody the seal of the Corporation and affix the same to any duly authorized instrument requiring it and, when so affixed, it shall be attested by his signature or by the signature of the Treasurer or, if appointed, an Assistant Secretary or an Assistant Treasurer. He shall keep in safe custody the certificate books and stockholder records and such other books and records as the Board may direct, and shall perform all other duties incident to the office of Secretary and such other duties as from time to time may be assigned to him by the Board, the Chairman or the President.

4.9 THE TREASURER.

         The Treasurer shall have the care and custody of the corporate funds and other valuable effects, including securities, shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board. The Treasurer shall disburse the funds of the Corporation as may be ordered by the Board, taking proper vouchers for such disbursements, shall render to the Chairman, President and directors, at the regular meetings of the Board or whenever they may require it, an account of all his transactions as Treasurer and of the financial condition of the Corporation and shall perform all other duties incident to the office of Treasurer and such other duties as from time to time may be assigned to him by the Board, the Chairman or the President.

                                    ARTICLE V

                 CONTRACTS, CHECKS, DRAFTS, BANK ACCOUNTS, ETC.

5.1 EXECUTION OF DOCUMENTS.

         The Board shall designate, by either specific or general resolution, the officers, employees and agents of the Corporation who shall have the power to execute and deliver deeds, contracts, mortgages, bonds, debentures, checks, drafts and other orders for the payment of money and other documents for and in the name of the Corporation, and may authorize such officers, employees and agents to delegate such power (including authority to redelegate) by written instrument to other officers, employees or agents of the Corporation. Unless so designated or expressly authorized by these By-laws, no officer, employee or agent shall have any power or authority to bind the Corporation by any contract or engagement, to pledge its credit or to render it liable pecuniarily for any purpose or amount.

5.2 DEPOSITS.

         All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation or otherwise as the Board or Treasurer, or any other officer of the Corporation to whom power in this respect shall have been given by the Board, shall select.

5.3 PROXIES WITH RESPECT TO STOCK OR OTHER SECURITIES OF OTHER
CORPORATIONS.

         The Board shall designate the officers of the Corporation who shall have authority from time to time to appoint an agent or agents of the Corporation to exercise in the name and on behalf of the Corporation the powers and rights which the Corporation may have as the holder of stock or other securities in any other corporation, and to vote or consent with respect to such stock or securities. Such designated officers may instruct the person or persons so appointed as to the manner of exercising such powers and rights, and such designated officers may execute or cause to be executed in the name and on behalf of the Corporation and under its corporate seal or otherwise, such written proxies, powers of attorney or other instruments as they may deem necessary or proper in order that the Corporation may exercise its powers and rights.

                                   ARTICLE VI

                  SHARES AND THEIR TRANSFER; FIXING RECORD DATE

6.1 CERTIFICATES FOR SHARES.

         Every owner of stock of the Corporation shall be entitled to have a certificate certifying the number and class of shares owned by him in the Corporation, which shall be in such form as shall be prescribed by the Board. Certificates shall be numbered and issued in consecutive order and shall be signed by, or in the name of, the Corporation by the Chairman, the President or any Vice President, and by the Treasurer (or an Assistant Treasurer, if appointed) or the Secretary (or an Assistant Secretary, if appointed). In case any officer or officers who shall have signed any such certificate or certificates shall cease to be such officer or officers of the Corporation, whether because of death, resignation or otherwise, before such certificate or certificates shall have been delivered by the Corporation, such certificate or certificates may nevertheless be adopted by the Corporation and be issued and delivered as though the person or persons who signed such certificate had not ceased to be such officer or officers of the Corporation.

6.2 RECORD.

         A record in one or more counterparts shall be kept of the name of the person, firm or corporation owning the shares represented by each certificate for stock of the Corporation issued, the number of shares represented by each such certificate, the date thereof and, in the case of cancellation, the date of cancellation. Except as otherwise expressly required by law, the person in whose name shares of stock stand on the stock record of the Corporation shall be deemed the owner thereof for all purposes regarding the Corporation.

6.3 TRANSFER AND REGISTRATION OF STOCK.

         The transfer of stock and certificates which represent the stock of the Corporation shall be governed by Article 8 of Subtitle 1 of Title 6 of the Delaware Code (the Uniform Commercial Code), as amended from time to time. Registration of transfers of shares of the Corporation shall be made only on the books of the Corporation upon request of the registered holder thereof, or of his attorney thereunto authorized by power of attorney duly executed and filed with the Secretary of the Corporation, and upon the surrender of the certificate or certificates for such shares properly endorsed or accompanied by a stock power duly executed.

6.4 ADDRESSES OF STOCKHOLDERS.

         Each stockholder shall designate to the Secretary an address at which notices of meetings and all other corporate notices may be served or mailed to him, and, if any stockholder shall fail to designate such address, corporate notices may be served upon him by mail directed to him at his post-office address, if any, as the same appears on the share record books of the Corporation or at his last known post-office address.

6.5 LOST, DESTROYED AND MUTILATED CERTIFICATES.

         The holder of any shares of the Corporation shall immediately notify the Corporation of loss, destruction or mutilation of the certificate therefor, and the Board may, in its discretion, cause to be issued to him a new certificate or certificates for such shares, upon the surrender of the mutilated certificates or, in the case of loss or destruction of the certificate, upon satisfactory proof of such loss or destruction, and the Board may, in its discretion, require the owner of the lost or destroyed certificate or his legal representative to give the Corporation a bond in such sum and with such surety or sureties as it may direct to indemnify the Corporation against any claim that may be made against it on account of the alleged loss or destruction of any such certificate.

6.6 REGULATIONS.

         The Board may make such rules and regulations as it may deem expedient, not inconsistent with these By-laws, concerning the issue, transfer and registration of certificates for stock of the Corporation.

6.7 FIXING DATE FOR DETERMINATION OF STOCKHOLDERS OF RECORD.

         (a) In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which record date shall be not more than 60 nor less than 10 days before the date of such meeting. If no record date is fixed by the Board, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for the adjourned meeting.

         (b) In order that the Corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which date shall be not more than 10 days after the date upon which the resolution fixing the record date is adopted by the Board. If no record date has been fixed by the Board, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board is required by the Delaware Statute, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Corporation's registered office shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the Board and prior action by the Board is required by the Delaware Statute, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board adopts the resolution taking such prior action.

         (c) In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than 60 days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto.

                                   ARTICLE VII

                                      SEAL

         The Board may provide a corporate seal, which shall be impressed or handwritten in pen, and in the form of a circle and shall bear the full name of the Corporation, the year of incorporation of the Corporation and the words and figures "Corporate Seal - Delaware."

                                  ARTICLE VIII

                                   FISCAL YEAR

         The fiscal year of the Corporation shall be the calendar year unless otherwise determined by the Board.

                                   ARTICLE IX

                          INDEMNIFICATION AND INSURANCE

9.1 INDEMNIFICATION.

         (a) As provided in the Certificate, to the fullest extent permitted by the Delaware Statute as the same exists or may hereafter be amended, a director of the Corporation shall not be liable to the Corporation or its stockholders for breach of fiduciary duty as a director.

         (b) Without  limitation of any right conferred by paragraph (a) of this
Section 9.1, each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that he or she is or was a director, officer or employee of the Corporation or is or was serving at the request of the Corporation as a director, officer or employee of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (hereinafter an "indemnitee"), whether the basis of such proceeding is alleged action in an official capacity while serving as a director, officer or employee or in any other capacity while serving as a director, officer or employee, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the Delaware Statute, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than permitted prior thereto), against all expense, liability and loss (including attorneys' fees, judgments, fines, excise taxes or amounts paid in settlement) reasonably incurred or suffered by such indemnitee in connection therewith and such indemnification shall continue as to an indemnitee who has ceased to be a director, officer or employee and shall inure to the benefit of the indemnitee's heirs, testators, intestates, executors and administrators; provided, however, that such person acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the Corporation, and with respect to a criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful; provided further, however, that no indemnification shall be made in the case of an action, suit or proceeding by or in the right of the Corporation in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such director, officer, employee or agent is liable to the Corporation, unless a court having jurisdiction shall determine that, despite such adjudication, such person is fairly and reasonably entitled to indemnification; provided further, however, that, except as provided in
Section 9.1(c) of this Article IX with respect to proceedings to enforce rights to indemnification, the Corporation shall indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) initiated by such indemnitee was authorized by the Board of Directors of the Corporation. The right to indemnification conferred in this Article IX shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition (hereinafter an "advancement of expenses"); provided, however, that, if the Delaware Statute requires, an advancement of expenses incurred by an indemnitee in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the Corporation of an undertaking (hereinafter an "undertaking"), by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (hereinafter a "final adjudication") that such indemnitee is not entitled to be indemnified for such expenses under this Section or otherwise.

         (c) If a claim under Section 9.1(b) of this Article IX is not paid in full by the Corporation with 60 days after a written claim has been received by the Corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be 20 days, the indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of any undertaking, the indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit. In (i) any suit brought by the indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the indemnitee to enforce a right to an advancement of expenses) it shall be a defense that, and (ii) in any suit by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met the applicable standard of conduct set forth in the Delaware Statute. Neither the failure of the Corporation (including the Board, independent legal counsel, or the stockholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances because the indemnitee has met the applicable standard of conduct set forth in the Delaware Statute, nor an actual determination by the Corporation (including the Board, independent legal counsel or the stockholders) that the indemnitee has not met such applicable standard of conduct, shall create a presumption that the indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the indemnitee, be a defense to such suit. In any suit brought by the indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this Section or otherwise shall be on the Corporation.

         (d) The rights to indemnification and to the advancement of expenses conferred in this Article IX shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, the Certificate, agreement, vote of stockholders or disinterested directors or otherwise.

9.2 INSURANCE.

         The Corporation may purchase and maintain insurance, at its expense, to protect itself and any person who is or was a director, officer, employee or agent of the Corporation or any person who is or was serving at the request of the Corporation as a director, officer, employer or agent of another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the Delaware Statute.

                                    ARTICLE X

                                    AMENDMENT

         Any by-law (including these By-laws) may be adopted, amended or repealed by the vote of the holders of a majority of the shares then entitled to vote or by the stockholders' written consent pursuant to Section 2.10 of Article II, or by the vote of the Board or by the directors' written consent pursuant to
Section 3.6 of Article III.

ANNEX E

                               RIGHT OF DISSENT -
                               PAYMENT FOR SHARES

7-113-101. Definitions.

For purposes of this article:

(1) "Beneficial shareholder" means the beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.

(2) "Corporation" means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring domestic or foreign corporation, by merger or share exchange of that issuer.

(3) "Dissenter" means a shareholder who is entitled to dissent from corporate action under section 7-113-102 and who exercises that right at the time and in the manner required by part 2 of this article.

(4) "Fair value", with respect to a dissenter's shares, means the value of the shares immediately before the effective date of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action except to the extent that exclusion would be inequitable.

(5) "Interest" means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans or, if none, at the legal rate as specified in section 5-12-101, C.R.S.

(6) "Record shareholder" means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares that are registered in the name of a nominee to the extent such owner is recognized by the corporation as the shareholder as provided in section 7-107-204.

(7) "Shareholder" means either a record shareholder or a beneficial shareholder.

7-113-102. Right to dissent.

(1) A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of any of the following corporate actions:

(a) Consummation of a plan of merger to which the corporation is a party if:

(I) Approval by the shareholders of that corporation is required for the merger by section 7-111-103 or 7-111-104 or by the articles of incorporation; or

(II) The corporation is a subsidiary that is merged with its parent corporation under section 7-111-104;

(b) Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired;

(c) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of the corporation for which a shareholder vote is required under section 7-112-102 (1);

(d) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of an entity controlled by the corporation if the shareholders of the corporation were entitled to vote upon the consent of the corporation to the disposition pursuant to section 7-112-102 (2); and

(e) Consummation of a conversion in which the corporation is the converting entity as provided in section 7-90-206 (2).

(1.3) A shareholder is not entitled to dissent and obtain payment, under subsection (1) of this section, of the fair value of the shares of any class or series of shares which either were listed on a national securities exchange registered under the federal "Securities Exchange Act of 1934", as amended, or on the national market system of the national association of securities dealers automated quotation system, or were held of record by more than two thousand shareholders, at the time of:

(a) The record date fixed under section 7-107-107 to determine the shareholders entitled to receive notice of the shareholders' meeting at which the corporate action is submitted to a vote;

(b) The record date fixed under section 7-107-104 to determine shareholders entitled to sign writings consenting to the corporate action; or

(c) The effective date of the corporate action if the corporate action is authorized other than by a vote of shareholders.

(1.8) The limitation set forth in subsection (1.3) of this section shall not apply if the shareholder will receive for the shareholder's shares, pursuant to the corporate action, anything except:

(a) Shares of the corporation surviving the consummation of the plan of merger or share exchange;

(b) Shares of any other corporation which at the effective date of the plan of merger or share exchange either will be listed on a national securities exchange registered under the federal "Securities Exchange Act of 1934", as amended, or on the national market system of the national association of securities dealers automated quotation system, or will be held of record by more than two thousand shareholders;

(c) Cash in lieu of fractional shares; or

(d) Any combination of the foregoing described shares or cash in lieu of fractional shares.

(2) (Deleted by amendment, L. 96, p. 1321,ss.30, effective June 1, 1996.)

(2.5) A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of a reverse split that reduces the number of shares owned by the shareholder to a fraction of a share or to scrip if the fractional share or scrip so created is to be acquired for cash or the scrip is to be voided under section 7-106-104.

(3) A shareholder is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of any corporate action to the extent provided by the bylaws or a resolution of the board of directors.

(4) A shareholder entitled to dissent and obtain payment for the shareholder's shares under this article may not challenge the corporate action creating such entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

7-113-103. Dissent by nominees and beneficial owners.

(1) A record shareholder may assert dissenters' rights as to fewer than all the shares registered in the record shareholder's name only if the record shareholder dissents with respect to all shares beneficially owned by any one person and causes the corporation to receive written notice which states such dissent and the name, address, and federal taxpayer identification number, if any, of each person on whose behalf the record shareholder asserts dissenters' rights. The rights of a record shareholder under this subsection (1) are determined as if the shares as to which the record shareholder dissents and the other shares of the record shareholder were registered in the names of different shareholders.

(2) A beneficial shareholder may assert dissenters' rights as to the shares held on the beneficial shareholder's behalf only if:

(a) The beneficial shareholder causes the corporation to receive the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights; and

(b) The beneficial shareholder dissents with respect to all shares beneficially owned by the beneficial shareholder.

(3) The corporation may require that, when a record shareholder dissents with respect to the shares held by any one or more beneficial shareholders, each such beneficial shareholder must certify to the corporation that the beneficial shareholder and the record shareholder or record shareholders of all shares owned beneficially by the beneficial shareholder have asserted, or will timely assert, dissenters' rights as to all such shares as to which there is no limitation on the ability to exercise dissenters' rights. Any such requirement shall be stated in the dissenters' notice given pursuant to section 7-113-203.

                                     PART 2
                             PROCEDURE FOR EXERCISE
                              OF DISSENTERS' RIGHTS

7-113-201. Notice of dissenters' rights.

(1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is submitted to a vote at a shareholders' meeting, the notice of the meeting shall be given to all shareholders, whether or not entitled to vote. The notice shall state that shareholders are or may be entitled to assert dissenters' rights under this article and shall be accompanied by a copy of this article and the materials, if any, that, under articles 101 to 117 of this title, are required to be given to shareholders entitled to vote on the proposed action at the meeting. Failure to give notice as provided by this subsection (1) shall not affect any action taken at the shareholders' meeting for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder's shares under this article by reason of the shareholder's failure to comply with the provisions of section 7-113-202 (1).

(2) If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104, any written or oral solicitation of a shareholder to execute a writing consenting to such action contemplated in section 7-107-104 shall be accompanied or preceded by a written notice stating that shareholders are or may be entitled to assert dissenters' rights under this article, by a copy of this article, and by the materials, if any, that, under articles 101 to 117 of this title, would have been required to be given to shareholders entitled to vote on the proposed action if the proposed action were submitted to a vote at a shareholders' meeting. Failure to give notice as provided by this subsection (2) shall not affect any action taken pursuant to section 7-107-104 for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder's shares under this article by reason of the shareholder's failure to comply with the provisions of section 7-113-202 (2).

7-113-202. Notice of intent to demand payment.

(1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is submitted to a vote at a shareholders' meeting and if notice of dissenters' rights has been given to such shareholder in connection with the action pursuant to section 7-113-201 (1), a shareholder who wishes to assert dissenters' rights shall:

(a) Cause the corporation to receive, before the vote is taken, written notice of the shareholder's intention to demand payment for the shareholder's shares if the proposed corporate action is effectuated; and

(b) Not vote the shares in favor of the proposed corporate action.

(2) If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104 and if notice of dissenters' rights has been given to such shareholder in connection with the action pursuant to section 7-113-201 (2), a shareholder who wishes to assert dissenters' rights shall not execute a writing consenting to the proposed corporate action.

(3) A shareholder who does not satisfy the requirements of subsection (1) or (2) of this section is not entitled to demand payment for the shareholder's shares under this article.

7-113-203. Dissenters' notice.

(1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized, the corporation shall give a written dissenters' notice to all shareholders who are entitled to demand payment for their shares under this article.

(2) The dissenters' notice required by subsection (1) of this section shall be given no later than ten days after the effective date of the corporate action creating dissenters' rights under section 7-113-102 and shall:

(a) State that the corporate action was authorized and state the effective date or proposed effective date of the corporate action;

(b) State an address at which the corporation will receive payment demands and the address of a place where certificates for certificated shares must be deposited;

(c) Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

(d) Supply a form for demanding payment, which form shall request a dissenter to state an address to which payment is to be made;

(e) Set the date by which the corporation must receive the payment demand and certificates for certificated shares, which date shall not be less than thirty days after the date the notice required by subsection (1) of this section is given;

(f) State the requirement contemplated in section 7-113-103 (3), if such requirement is imposed; and

(g) Be accompanied by a copy of this article.

7-113-204. Procedure to demand payment.

(1) A  shareholder  who is  given  a  dissenters'  notice  pursuant  to  section

7-113-203 and who wishes to assert dissenters' rights shall, in accordance with the terms of the dissenters' notice:

(a) Cause the corporation to receive a payment demand, which may be the payment demand form contemplated in section 7-113-203 (2) (d), duly completed, or may be stated in another writing; and

(b) Deposit the shareholder's certificates for certificated shares.

(2) A shareholder who demands payment in accordance with subsection (1) of this section retains all rights of a shareholder, except the right to transfer the shares, until the effective date of the proposed corporate action giving rise to the shareholder's exercise of dissenters' rights and has only the right to receive payment for the shares after the effective date of such corporate action.

(3) Except as provided in section 7-113-207 or 7-113-209 (1) (b), the demand for payment and deposit of certificates are irrevocable.

(4) A shareholder who does not demand payment and deposit the shareholder's share certificates as required by the date or dates set in the dissenters' notice is not entitled to payment for the shares under this article.

7-113-205. Uncertificated shares.

(1) Upon receipt of a demand for payment under section 7-113-204 from a shareholder holding uncertificated shares, and in lieu of the deposit of certificates representing the shares, the corporation may restrict the transfer thereof.

(2) In all other respects, the provisions of section 7-113-204 shall be applicable to shareholders who own uncertificated shares.

7-113-206. Payment.

(1) Except as provided in section 7-113-208, upon the effective date of the corporate action creating dissenters' rights under section 7-113-102 or upon receipt of a payment demand pursuant to section 7-113-204, whichever is later, the corporation shall pay each dissenter who complied with section 7-113-204, at the address stated in the payment demand, or if no such address is stated in the payment demand, at the address shown on the corporation's current record of shareholders for the record shareholder holding the dissenter's shares, the amount the corporation estimates to be the fair value of the dissenter's shares, plus accrued interest.

(2) The payment made pursuant to subsection (1) of this section shall be accompanied by:

(a) The corporation's balance sheet as of the end of its most recent fiscal year or, if that is not available, the corporation's balance sheet as of the end of a fiscal year ending not more than sixteen months before the date of payment, an income statement for that year, and, if the corporation customarily provides such statements to shareholders, a statement of changes in shareholders' equity for that year and a statement of cash flow for that year, which balance sheet and statements shall have been audited if the corporation customarily provides audited financial statements to shareholders, as well as the latest available financial statements, if any, for the interim or full-year period, which financial statements need not be audited;

(b) A statement of the corporation's estimate of the fair value of the shares;

(c) An explanation of how the interest was calculated;

(d) A statement of the dissenter's right to demand payment under section 7-113-209; and

(e) A copy of this article.

7-113-207. Failure to take action.

(1) If the effective date of the corporate action creating dissenters' rights under section 7-113-102 does not occur within sixty days after the date set by the corporation by which the corporation must receive the payment demand as provided in section 7-113-203, the corporation shall return the deposited certificates and release the transfer restrictions imposed on uncertificated shares.

(2) If the effective date of the corporate action creating dissenters' rights under section 7-113-102 occurs more than sixty days after the date set by the corporation by which the corporation must receive the payment demand as provided in section 7-113-203, then the corporation shall send a new dissenters' notice, as provided in section 7-113-203, and the provisions of sections 7-113-204 to 7-113-209 shall again be applicable.

7-113-208. Special provisions relating to shares acquired after announcement of proposed corporate action.

(1) The  corporation  may, in or with the  dissenters'  notice given pursuant to section 7-113-203, state the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action creating dissenters' rights under section 7-113-102 and state that the dissenter shall certify in writing, in or with the dissenter's payment demand under section 7-113-204, whether or not the dissenter (or the person on whose behalf dissenters' rights are asserted) acquired beneficial ownership of the shares before that date. With respect to any dissenter who does not so certify in writing, in or with the payment demand, that the dissenter or the person on whose behalf the dissenter asserts dissenters' rights acquired beneficial ownership of the shares before such date, the corporation may, in lieu of making the payment provided in section 7-113-206, offer to make such payment if the dissenter agrees to accept it in full satisfaction of the demand.

(2) An offer to make payment under subsection (1) of this section shall include or be accompanied by the information required by section 7-113-206 (2).

                                     PART 3
                          JUDICIAL APPRAISAL OF SHARES

7-113-301. Court action.

(1) If a demand for payment under section 7-113-209 remains unresolved, the corporation may, within sixty days after receiving the payment demand, commence a proceeding and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the sixty-day period, it shall pay to each dissenter whose demand remains unresolved the amount demanded.

(2) The corporation shall commence the proceeding described in subsection (1) of this section in the district court for the county in this state in which the street address of the corporation's principal office is located, or, if the corporation has no principal office in this state, in the district court for the county in which the street address of its registered agent is located, or, if the corporation has no registered agent, in the district court for the city and county of Denver. If the corporation is a foreign corporation without a registered agent, it shall commence the proceeding in the county in which the domestic corporation merged into, or whose shares were acquired by, the foreign corporation would have commenced the action if that corporation were subject to the first sentence of this subsection (2).

(3) The corporation shall make all dissenters, whether or not residents of this state, whose demands remain unresolved parties to the proceeding commenced under subsection (2) of this section as in an action against their shares, and all parties shall be served with a copy of the petition. Service on each dissenter shall be by registered or certified mail, to the address stated in such dissenter's payment demand, or if no such address is stated in the payment demand, at the address shown on the corporation's current record of shareholders for the record shareholder holding the dissenter's shares, or as provided by law.

(4) The jurisdiction of the court in which the proceeding is commenced under subsection (2) of this section is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in any amendment to such order. The parties to the proceeding are entitled to the same discovery rights as parties in other civil proceedings.

(5) Each dissenter made a party to the proceeding commenced under subsection (2) of this section is entitled to judgment for the amount, if any, by which the court finds the fair value of the dissenter's shares, plus interest, exceeds the amount paid by the corporation, or for the fair value, plus interest, of the dissenter's shares for which the corporation elected to withhold payment under section 7-113-208.

7-113-302. Court costs and counsel fees.

(1) The court in an appraisal proceeding commenced under section 7-113-301 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs

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against the  corporation;  except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under section 7-113-209.

(2) The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

(a) Against the corporation and in favor of any dissenters if the court finds the corporation did not substantially comply with part 2 of this article; or

(b) Against either the corporation or one or more dissenters, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this article.

(3) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to said counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefitted.